NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, Pennsylvania 19406

(800) 848-0920

NVIT Worldwide Leaders Fund

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on June 20, 2011

To the shareholders of the NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”), a series of Nationwide Variable Insurance Trust, a Delaware statutory trust (the “Trust”), and to the owners of variable life insurance policies or variable annuity contracts entitled to give voting instructions to the shareholders of the Worldwide Leaders Fund:

Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of the Worldwide Leaders Fund will be held on June 20, 2011 at 9:00 a.m., Eastern time, at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. The purpose of the Meeting is to vote on the following proposal (the “Proposal”):

To approve a Plan of Reorganization by the Trust, on behalf of the Worldwide Leaders Fund and NVIT International Equity Fund (the “International Equity Fund”), which provides for: (i) the acquisition by the International Equity Fund of substantially all of the property, assets and goodwill of the Worldwide Leaders Fund, in exchange solely for shares of the International Equity Fund; (ii) the pro rata distribution of shares of the International Equity Fund to the shareholders of the Worldwide Leaders Fund; and (iii) the dissolution of the Worldwide Leaders Fund.

Shareholders of record of the Worldwide Leaders Fund as of the close of business on April 4, 2011 are entitled to notice of and to vote at the Meeting and at any adjournment(s) or postponement(s) thereof. Each share of the Worldwide Leaders Fund is entitled to one vote, and each fractional share held is entitled to a proportional fractional vote, with respect to the Proposal. Instead of attending and voting at the Meeting, you may choose to vote and return the Proxy Card (or voting instruction form) or vote by telephone or through the Internet. Any vote cast by you, other than through attendance at the Meeting, must be duly and properly received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you have returned the Proxy Card (or voting instruction form) or voted by telephone or through the Internet and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy. For more information about revoking a previously tendered proxy, please see “May I revoke my proxy?” on page 33 of the Proxy Statement/Prospectus. Whether or not you plan to attend the Meeting, please vote your shares by returning the Proxy Card (or voting instruction form) by mail in the enclosed postage-paid envelope provided or by voting by telephone or over the Internet.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournment(s) or postponements(s) thereof.

By Order of the Board of Trustees,

/s/ Eric E. Miller
Eric E. Miller Secretary
May 5, 2011

To secure the largest possible representation and to save the expense of further mailings, please mark your Proxy Card (or voting instruction form), sign it, and return it as soon as possible in the enclosed envelope, which requires no postage if mailed in the United States, or vote by telephone or over the Internet by following the instructions provided on the Proxy Card. Please vote your proxy regardless of the number of shares owned. You may revoke your proxy at any time at, or before, the Meeting or vote in person if you attend the Meeting, as provided in the attached Proxy Statement/Prospectus.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND

THE REORGANIZATION

The following is a brief overview of the Proposal to be voted upon at the meeting of shareholders scheduled for the June 20, 2011 (the “Meeting”). Your vote is important. Please read the full text of the Proxy Statement/Prospectus, which you should retain for future reference. If you need another copy of the Proxy Statement/Prospectus, please call Nationwide Variable Insurance Trust (the “Trust”) at (800) 848-0920 (toll-free).

We appreciate your decision to invest with the Trust and we look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

With regard to the Proposal, shareholders of the NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”) are being asked to vote to approve a Plan of Reorganization whereby the NVIT International Equity Fund (the “International Equity Fund”) would acquire all of the property, assets and goodwill of the Worldwide Leaders Fund.

Why has this reorganization been proposed?

Despite over ten years of existence of the Worldwide Leaders Fund, the level of assets in the Worldwide Leaders Fund is relatively small, causing less efficient operations and the inability of the Worldwide Leaders Fund to benefit from economies of scale. As the Worldwide Leaders Fund and International Equity Fund are both available as “international growth” underlying fund options available with certain living benefit riders offered on variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, each Fund competes with the other for a limited portion of investable assets permitted through the living benefit riders. Given these circumstances, Nationwide Fund Advisors (“NFA”), the investment adviser to each Fund, believes it unlikely that the Worldwide Leaders Fund will generate positive asset flow in sufficient amount to allow it to operate efficiently during the foreseeable future. Rather than continue the separate existence of the Worldwide Leaders Fund, NFA believes that merging the Worldwide Leaders Fund into the International Equity Fund, pursuant to the Proposal, is in the best interests (related to performance, fund flows, expenses, economies of scale and distribution opportunities) of the Worldwide Leaders Fund, as well as the best interests of the International Equity Fund and its shareholders. With the merger, the intent of NFA is to give shareholders of the Worldwide Leaders Fund a reduction of annual operating expenses.

Proposal: TO APPROVE A PLAN OF REORGANIZATION FOR THE WORLDWIDE LEADERS FUND

What reorganization is the Board proposing?

Shareholders of the Worldwide Leaders Fund are being asked to approve a reorganization (“the Transaction”) that will merge the Worldwide Leaders Fund with and into the International Equity Fund. As a result of the Transaction, you will cease to be a shareholder of the Worldwide Leaders Fund and will become a shareholder of the International Equity Fund.

How will the Transaction benefit shareholders?

The Board of Trustees of the Trust (the “Board”) considered a number of factors before approving the Transaction. After considering these factors, the Board concluded that shareholders will potentially benefit from the Transaction in the following ways:

•

The investment objective for the Worldwide Leaders Fund is similar to the investment objective of the International Equity Fund. At a broad level, both Funds invest in many of the same types of securities. However, the International Equity Fund invests in a more diversified range of securities, securities of issuers located in emerging markets, and securities of small-cap and mid-cap companies, than does the Worldwide Leaders Fund. The International Equity Fund, however, does not invest in securities of U.S. companies as a principal strategy.

•	The International Equity Fund has already achieved a scalable size whereas the Worldwide Leaders Fund has experienced the inability to attract new investment.

•

Shareholders of the Worldwide Leaders Fund and International Equity Fund potentially could benefit by the growth in assets realized by combining the Funds because a larger fund can potentially realize cost savings due to economies of scale from the spreading of fixed costs over a larger asset base. (There can be no assurance, however, that such savings will be realized.)

•

Shareholders of the Worldwide Leaders Fund will immediately realize reduced total annual fund operating expenses. In particular, the net expenses for the International Equity Fund, both before and after the Transaction, are lower than the net expenses of the Worldwide Leaders Fund, even with the application of fee waivers/reimbursements by NFA.

•	The Transaction will be structured as a tax-free reorganization.

•	The costs of the Transaction (excluding brokerage costs, if any) will be borne by NFA, including the costs associated with the solicitation of proxies.

2

How will the Transaction work?

If shareholders of the Worldwide Leaders Fund approve the Plan of Reorganization, substantially all of the Worldwide Leaders Fund’s assets will be transferred to the International Equity Fund in exchange for the International Equity Fund’s shares equal in value to the assets of the Worldwide Leaders Fund that are transferred to the International Equity Fund. The International Equity Fund shares will then be distributed pro rata to the shareholders of the Worldwide Leaders Fund and the Worldwide Leaders Fund will be liquidated and dissolved. The Transaction will result in shares of the Worldwide Leaders Fund being exchanged for International Equity Fund shares equal in value (but having a different price per share) to shares of the Worldwide Leaders Fund.

More detailed information about the transfer of assets by the Worldwide Leaders Fund and the issuance of shares by the International Equity Fund can be found in the Proxy Statement/Prospectus.

Will portfolio management change?

No. While NFA manages the investment of the Funds’ assets and supervises the daily business affairs of the Funds, subject to the supervision of the Board, NFA also determines the allocation of the Funds’ assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. The Worldwide Leaders Fund and International Equity Fund’s subadviser is Invesco Advisors, Inc. Further information about the subadviser and its portfolio managers can be found in the Proxy Statement/Prospectus.

GENERAL INFORMATION

Has the Board approved the reorganization?

Yes. The Board has approved the reorganization.

What is the anticipated timetable for the reorganization?

It is currently anticipated that, if approved by shareholders of the Worldwide Leaders Fund, the reorganization will occur on or around June 24, 2011 or as soon thereafter as reasonably practicable.

How can I find more information on the reorganization?

You should read the Proxy Statement/Prospectus, which provides details regarding the reorganization.

3

NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, Pennsylvania 19406

(800) 848-0920

NVIT Worldwide Leaders Fund

IMPORTANT SHAREHOLDER INFORMATION

Enclosed is a Notice, Proxy Statement/Prospectus, and proxy card/voting instruction form for a Special Meeting of Shareholders (the “Meeting”) relating to the NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). The Meeting will be held on June 20, 2011 at 9:00 a.m., Eastern time, at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

The purpose of the Meeting is to vote on an important proposal (the “Proposal”) that affects the Worldwide Leaders Fund and your investment in the Worldwide Leaders Fund. As a shareholder of the Worldwide Leaders Fund, you have the opportunity to voice your opinion on the matters that affect the Worldwide Leaders Fund. This package contains information about the Proposal and the materials to use when voting by mail, by telephone, or through the Internet.

The Proposal has been carefully reviewed by the Board of Trustees of the Trust (the “Board”). The Board believes that the Proposal is in the best interests of shareholders of the Worldwide Leaders Fund. The Board recommends that you vote FOR the Proposal. Whether or not you plan to attend the Meeting, please take a few minutes to read the enclosed materials and cast your vote promptly. To cast your vote, simply complete the proxy card/voting instruction form enclosed in this package. Be sure to sign and date the card before mailing it in the postage-paid envelope. You also may vote your shares by telephone or through the Internet. Simply call the toll-free number or visit the website indicated on your proxy card/voting instruction form and follow the recorded or online instructions. Your vote is extremely important, no matter how large or small your holdings may be. It is important that your vote be received by the date of the Meeting.

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

If you have any questions before you vote, please call the Trust at (800) 848-0920 (toll-free). You may also receive a telephone call from the

i

Worldwide Leaders Fund’s proxy solicitor, Broadridge Financial Solutions Inc., asking you to vote your shares. Thank you for your participation in these important initiatives.

TELEPHONE AND INTERNET VOTING For your convenience, you also may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, separate instructions are enclosed.

PROXY STATEMENT/PROSPECTUS

NATIONWIDE VARIABLE INSURANCE TRUST

1000 Continental Drive, Suite 400

King of Prussia, Pennsylvania 19406

(800) 848-0920

PROXY STATEMENT/PROSPECTUS

Dated May 5, 2011

Acquisition of the Assets of:

NVIT WORLDWIDE LEADERS FUND

(a series of Nationwide Variable Insurance Trust)

By and in exchange for shares of:

NVIT INTERNATIONAL EQUITY FUND

(a series of Nationwide Variable Insurance Trust)

This Proxy Statement/Prospectus solicits proxies to be voted at a meeting (the “Meeting”) of shareholders of the NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”), a series of Nationwide Variable Insurance Trust (the “Trust”). The Worldwide Leaders Fund is also referred to as the “Acquired Fund.” The Meeting has been called by the Board of Trustees of the Trust (the “Board”) to vote on the proposal (the “Proposal”), as more fully described below.

At the Meeting, shareholders of the Worldwide Leaders Fund will be asked to approve or disapprove a Plan of Reorganization (the “Plan”) with respect to the Worldwide Leaders Fund. If shareholders vote to approve the Plan, all of the assets of the Worldwide Leaders Fund will be acquired by the NVIT International Equity Fund, also a series of the Trust (the “International Equity Fund,” and collectively with the Worldwide Leaders Fund, the “Funds”), in exchange for Class I shares, Class III shares, and Class VI shares of the International Equity Fund. The Worldwide Leaders Fund will then be liquidated and dissolved.

Despite over ten years of existence of the Worldwide Leaders Fund, the level of assets in the Worldwide Leaders Fund is relatively small, causing less efficient operations and the inability of the Worldwide Leaders Fund to benefit from economies of scale. As the Worldwide Leaders Fund and International Equity Fund are both available as “international growth” underlying fund options available with certain living benefit riders offered on variable annuity contracts issued by Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company (collectively, “Nationwide Life”), each Fund competes with the other for a limited portion of investable assets permitted through the living benefit riders. Having demonstrated strong performance, the International Equity Fund maintains close to $100 million in assets, as of December 31, 2010. By contrast, the performance of the Worldwide Leaders Fund, over both the short-term and the long-term, has been weak relative to its peers, resulting in current fund assets of approximately $22 million, as of December 31, 2010. Given these circumstances, Nationwide Fund Advisors (“NFA”), the investment adviser to each Fund, believes it unlikely that the Worldwide Leaders Fund will generate positive asset flow in sufficient amount to allow it to operate efficiently during the foreseeable future. Rather than continue the separate existence of the Worldwide Leaders Fund, NFA believes that merging the Worldwide Leaders Fund into the International Equity Fund, pursuant to the Proposal, is in the best interests (related to performance, fund flows, expenses, economies of scale and distribution opportunities) of the Worldwide Leaders Fund, as well as the best interests of the International Equity Fund and it shareholders.

The principal office of the Trust is 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. You can reach the offices of the Trust by telephone by calling (800) 848-0920. The Proxy Statement/Prospectus is also available on the Internet at www.nationwide.com/mutualfundsshareholdernews.

The Meeting will be held on June 20, 2011 at 9:00 a.m., Eastern time, at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. The Board, on behalf of the Acquired Fund, is soliciting these proxies. This Proxy Statement/Prospectus will first be sent to shareholders on or about May 16, 2011.

This Proxy Statement/Prospectus sets forth concisely information you should know before voting on the Proposal and provides information about an investment in the International Equity Fund. You should retain this Proxy Statement/Prospectus for future reference.

The International Equity Fund is a diversified series of the Trust. The International Equity Fund is also referred to as the “Acquiring Fund.” A Statement of Additional Information dated May 5, 2011 (the “Statement of Additional Information”), relating to this Proxy Statement/Prospectus, contains more information about the Acquiring Fund, the Acquired Fund and the Proposal, and has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. Additional information about the Acquiring Fund can be viewed online or downloaded from the EDGAR database without charge on the SEC’s Internet site at www.sec.gov. Shareholders can review and copy information about the Acquiring Fund and the Trust by visiting the Public Reference Room, U.S. Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102. Shareholders can obtain copies, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

The prospectus of the Acquiring Fund, dated May 1, 2011 (1933 Act File No. 002-73024) and as amended to date (the “Acquiring Fund Prospectus”) is included with, and is considered a part of, this Proxy Statement/Prospectus and is intended to provide you with information about the Acquiring Fund. The prospectus of the Acquired Fund, dated May 1, 2011 (1933 Act File No. 002-73024) and as amended to date (the “Acquired Fund Prospectus”) provides additional information about the Acquired Fund and is incorporated herein by reference.

You can request a free copy of the Statement of Additional Information, the Acquiring Fund Prospectus, the Acquired Fund Prospectus, or the Annual Report to Shareholders of the Acquiring Fund or the Acquired Fund for the fiscal year ended December 31, 2010 (collectively, the “Annual Report”) by calling (800) 848-0920, or by writing to the Trust at: 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

This Proxy Statement/Prospectus is also being furnished by Nationwide Life and certain other insurance companies (each, a “Participating Insurance Company” and collectively, the “Participating Insurance Companies”) to owners of variable annuity contracts and variable insurance policies (collectively, “Variable Contracts”) having contract values allocated to a subaccount of a Nationwide Life or Participating Insurance Company separate account invested in shares of the Acquired Fund. All owners (“Contract Owners”) of Variable Contracts who, as of April 4, 2011, had selected the Acquired Fund as an underlying investment option within their Variable Contract will receive this Proxy Statement/Prospectus.

For purposes of this Proxy Statement/Prospectus, the terms “you,” “your,” and “shareholder” refer to both Contract Owners who invest in the Acquired Fund through their Variable Contracts as well as Nationwide Life and the Participating Insurance Companies.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Proxy Statement/Prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other U.S. government agency. Mutual fund shares involve investment risks, including the possible loss of principal.

WHAT ARE SHAREHOLDERS BEING ASKED TO VOTE ON?

Proposal Summary	Fund Whose Shareholders are Entitled to Vote
To approve a Plan of Reorganization by the Trust, on behalf of two of its series, the Worldwide Leaders Fund and International Equity Fund, which provides for: (i) the acquisition by the International Equity Fund of substantially all of the property, assets and goodwill of the Worldwide Leaders Fund, in exchange solely for shares of the International Equity Fund; (ii) the pro rata distribution of shares of the International Equity Fund to the shareholders of the Worldwide Leaders Fund; and (iii) the dissolution of the Worldwide Leaders Fund.	Worldwide Leaders Fund

PROPOSAL TO APPROVE A PLAN OF REORGANIZATION FOR THE WORLDWIDE LEADERS FUND

Shareholders of the Worldwide Leaders Fund are being asked to consider and approve a Plan of Reorganization (the “Plan”) that will have the effect of reorganizing the Worldwide Leaders Fund with and into the International Equity Fund as summarized below.

The Plan provides for: (i) the acquisition by the International Equity Fund of substantially all of the property, assets, and goodwill of the Worldwide Leaders Fund in exchange solely for shares of the International Equity Fund; (ii) the pro rata distribution of shares of the International Equity Fund to shareholders of the Worldwide Leaders Fund; and (iii) the liquidation and dissolution of the Worldwide Leaders Fund. If the shareholders of the Worldwide Leaders Fund vote to approve the Plan, as a shareholder of the Worldwide Leaders Fund, you will receive International Equity Fund shares equal in total value to your investment in the Worldwide Leaders Fund. The Worldwide Leaders Fund will then be liquidated.

SUMMARY OF THE PROPOSAL

This is only a summary of certain information contained in the Proxy Statement/Prospectus. You should read the more complete information in the rest of this Proxy Statement/Prospectus, including the Plan, attached as Exhibit A, and the Acquiring Fund Prospectus included with this Proxy Statement/Prospectus.

What is the purpose of the Proposal?

The Board approved the Plan for the Worldwide Leaders Fund and recommends that shareholders of the Worldwide Leaders Fund approve the Plan. If shareholders of the Worldwide Leaders Fund approve the Plan, substantially all of the Worldwide Leaders Fund’s assets will be transferred to the International Equity Fund in exchange for International Equity Fund shares equal in value to the assets of the Worldwide Leaders Fund that are transferred to the International Equity Fund. The International Equity Fund shares will then be distributed pro rata to the Worldwide Leaders Fund’s shareholders and the Worldwide Leaders Fund will be liquidated and dissolved. The proposed transaction for the Worldwide Leaders Fund is referred to in this Proxy Statement/Prospectus as the “Transaction.”

The Transaction, if approved for the Worldwide Leaders Fund, will result in your shares of the Worldwide Leaders Fund being exchanged for International

Equity Fund shares equal in value (but having a different price per share) to your shares of the Worldwide Leaders Fund. In particular, Class I shares of the Worldwide Leaders Fund will merge with and into Class I shares of the International Equity Fund. Class III shares of the Worldwide Leaders Fund will merge with and into Class III shares of the International Equity Fund. Class VI shares of the Worldwide Leaders Fund will merge with and into Class VI shares of the International Equity Fund. This means that you will cease to be a shareholder of the Worldwide Leaders Fund and will become a shareholder of the International Equity Fund. This exchange will occur on a date agreed upon by the parties to the Plan (hereafter, the “Closing Date”), which is currently anticipated to occur on or around June 24, 2011 or as soon thereafter as reasonably practicable.

For the reasons set forth below under “Reasons for the Transaction,” the Board has concluded that the Transaction is in the best interests of the Worldwide Leaders Fund and International Equity Fund. The Board has also concluded that the interests of the existing shareholders of the Worldwide Leaders Fund and International Equity Fund will not be diluted as a result of the Transaction.

How do the investment objectives, principal strategies, and policies of the Worldwide Leaders Fund compare to the International Equity Fund?

The investment objective of the Worldwide Leaders Fund is similar, but not identical, to the investment objective of the International Equity Fund. The Worldwide Leaders Fund seeks long-term capital growth. The International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East, and other regions, including developing countries. The Worldwide Leaders Fund and International Equity Fund’s investment objectives are non-fundamental and may be changed by the Board without shareholder approval upon 60 days’ written notice to shareholders.

The principal strategies and policies of the Worldwide Leaders Fund are similar in some respects, but differ in other material respects, from the principal strategies and policies of the International Equity Fund. The similarities relate to the focus of investments by the Worldwide Leaders Fund and International Equity Fund in equity securities of companies located throughout the world. The principal differences are the diversification status of the Funds as classified under federal law, the Funds’ investments in companies located in different countries, and the range of capitalization of companies in which each Fund invests. Under normal circumstances, the Worldwide Leaders Fund invests at least 80% of its net assets in equity securities issued by companies located throughout the world, including the United States, that the subadviser believes are, or have the potential to be, well positioned to take advantage of growth opportunities in their respective industries and which exhibit above average sustainable earnings growth. The International

Equity Fund invests at least 80% of its net assets in stocks of companies of any size, including small- and mid-cap companies, that are located in, or that derive at least 50% of their earnings and revenues from, countries around the world other than the United States, including emerging market countries. The Worldwide Leaders Fund is considered “nondiversified” under applicable federal law, which means that the Fund may hold larger positions in fewer securities than the International Equity Fund. Unlike the International Equity Fund, the Worldwide Leaders Fund invests, as a principal strategy, in U.S. securities. Unlike the Worldwide Leaders Fund, the International Equity Fund invests, as a principal strategy, in emerging market countries. Unlike the Worldwide Leaders Fund, the International Equity Fund may invest in small- and mid-cap companies.

The Worldwide Leaders Fund and International Equity Fund may use different approaches in achieving their investment objectives. For example, unlike the Worldwide Leaders Fund, the International Equity Fund invests specifically via a growth style of investing.

For further information about the investment objectives and policies of the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies, and Principal Risks” below.

What are the principal risks associated with investments in the Worldwide Leaders Fund versus the International Equity Fund?

As with most investments, investments in the Worldwide Leaders Fund and International Equity Fund involve certain principal risks. There can be no guarantee against losses resulting from an investment in the Worldwide Leaders Fund and International Equity Fund, nor is there any assurance that the Worldwide Leaders Fund and International Equity Fund will achieve their investment objectives.

The principal risks associated with an investment in the Worldwide Leaders Fund are similar to the principal risks associated with an investment in the International Equity Fund. The Worldwide Leaders Fund and International Equity Fund both invest in the stock market, which involves the risk of the portfolio losing value if the individual stocks in which the portfolio invests in or the overall stock market in which such stocks trade decreases. The Worldwide Leaders Fund and International Equity Fund also invest in foreign securities, which may be more volatile, harder to price and less liquid than U.S. securities. Also, the Worldwide Leaders Fund and International Equity Fund may engage in active and frequent trading of portfolio securities, which increases transaction costs, may adversely impact each Fund’s performance, and may increase share price volatility. The Worldwide Leaders Fund and International Equity Fund, however, have several principal risk differences.

Investments in the Worldwide Leaders Fund may have additional principal risks than investments in the International Equity Fund. The Worldwide Leaders Fund is nondiversified, which means that it may hold larger positions in fewer securities than other funds, and therefore, a single security’s increase or decrease in value may have a greater impact on its value and total return.

Investments in the International Equity Fund may have additional principal risks than investments in the Worldwide Leaders Fund. The International Equity Fund may invest in issuers from emerging market countries, which carries a magnification of the risks that apply to all foreign investments. The International Equity Fund may also invest in small- and mid-cap securities, which may trade in lower volumes, may be less liquid, and are subject to greater or more unpredictable price changes than stocks of large-cap companies or the market overall. The International Equity Fund focuses on a growth style of investing, which involves buying stocks that have relatively high prices in relation to their earnings. Because of these higher valuations, investing in growth stocks may be more risky than investing in companies with more modest growth expectations. Growth stocks also may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements.

For further information about the principal risks of investing in the Funds, see “Comparison of Investment Objectives, Principal Strategies, Policies, and Principal Risks” below.

What are the general tax consequences of the Transaction?

It is expected that shareholders of the Worldwide Leaders Fund will not recognize any gain or loss for federal tax purposes as a result of the exchange of their shares for shares of the International Equity Fund pursuant to the Transaction. For federal tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of the Worldwide Leaders Fund. Contract Owners should ask their own tax advisors for more information on their own tax situation. For further information about the federal tax consequences of the Transaction, see “Information about the Transaction and the Plan – What are the tax consequences of the Transaction?”

Who manages the Funds?

Nationwide Fund Advisors (“NFA” or the “Adviser”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, manages the investment of each Fund’s assets and supervises the daily business affairs of the Funds. Subject to the supervision of the Board, NFA also determines the allocation of each Fund’s assets among one or more subadvisers and evaluates and monitors the performance of any such subadvisers. NFA was organized in 1999 as an investment adviser for mutual funds. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. As of March 31, 2011, NFA managed in the aggregate approximately $59.6 billion in assets in various investment company accounts.

Subject to the supervision of NFA and the Board, a subadviser will manage all or a portion of each Fund’s assets in accordance with each Fund’s investment objectives and principal strategies. The subadviser makes investment decisions for the Fund and, in connection with such investment decisions, places purchase and sell orders for securities.

Invesco Advisers, Inc. (“Invesco”) is the subadviser for both the Worldwide Leaders Fund and International Equity Fund. Invesco is located at 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Invesco Ltd. is a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

The International Equity Fund is managed by a team that includes Barrett Sides (lead manager with respect to Asia Pacific and Latin America); Clas Olsson (lead manager with respect to Europe and Canada investments); Jason Holzer; Matthew Dennis; and Shuxin Cao. These individuals are jointly and primarily responsible for the day-to-day management of the International Equity Fund. The Worldwide Leaders Fund is managed by a team that includes Barrett Sides; Clas Olsson; Matthew Dennis; and Ryan Amerman (lead manager with respect to the domestic portion). A lead manager generally has final authority over all aspects of a portion of a Fund’s investment portfolio managed by Invesco, including but not limited to purchases and sales of individual securities, portfolio construction techniques, portfolio risk assessment, and the management of daily cash flows in accordance with portfolio holdings. Biographies for each of the aforementioned individuals are provided below.

•	Mr. Sides is a Portfolio Manager. He joined Invesco in 1990 as a portfolio administrator and was promoted to his current position in 1997.

•

Mr. Olsson is a Portfolio Manager. He joined Invesco in 1994 as an investment officer and international portfolio analyst and was promoted to his current position in 1997. He is also chief investment officer of Invesco’s International Growth Investment Management Unit.

•	Mr. Holzer, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.

•	Mr. Dennis, Portfolio Manager, has been associated with Invesco and/or its affiliates since 2000.

•	Mr. Cao, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1977.

•	Mr. Amerman, Portfolio Manager, has been associated with Invesco and/or its affiliates since 1996.

What are the fees and expenses of each Fund and what might they be after the Transaction?

The following tables describe the fees and expenses that you may pay when buying and holding shares of the Worldwide Leaders Fund and International Equity Fund depending on the share class you hold, followed by those estimated to be charged with respect to the International Equity Fund after the Transaction. The operating expenses shown are based on expenses incurred during each Fund’s most recent fiscal year ended December 31, 2010. In addition, the fees and expenses do not include sales charges and other expenses that may be imposed by Variable Contracts. If these amounts were reflected, the fees and expenses would be higher than shown. Such sales charges and other expenses are described in the Variable Contract’s prospectus.

FEE TABLES FOR THE WORLDWIDE LEADERS FUND AND INTERNATIONAL EQUITY FUND

Worldwide Leaders Fund—Class I Shares

	Actual		Pro Forma
	Worldwide Leaders Fund—Class I	International Equity Fund—Class I	International Equity Fund—Class I After Transaction
Shareholder Fees (paid directly from your investment)	None	None	None
Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	N/A	N/A	N/A
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A
Other Expenses[1]	0.80%	0.33%	0.32%
Total Annual Fund Operating Expenses	1.60%	1.13%	1.12%
Amount of Fee Waiver/Expense Reimbursement	(0.40)%[2]	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.20%	1.13%	1.12%

Worldwide Leaders Fund—Class III Shares

	Actual		Pro Forma
	Worldwide Leaders Fund—Class III	International Equity Fund—Class III	International Equity Fund—Class III After Transaction
Shareholder Fees (paid directly from your investment)	None	None	None
Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	N/A	N/A	N/A
Other Expenses[1]	0.80%	0.33%	0.32%
Total Annual Fund Operating Expenses	1.60%	1.13%	1.12%
Amount of Fee Waiver/Expense Reimbursement	(0.40)%[2]	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.20%	1.13%	1.12%

Worldwide Leaders Fund—Class VI Shares

	Actual		Pro Forma
	Worldwide Leaders Fund—Class VI	International Equity Fund—Class VI	International Equity Fund—Class VI After Transaction
Shareholder Fees (paid directly from your investment)	None	None	None
Redemption Fees (as a percentage of amount redeemed within 60 days of purchase)	1.00%	1.00%	1.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.80%	0.80%	0.80%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses[1]	0.80%	0.33%	0.32%
Total Annual Fund Operating Expenses	1.85%	1.38%	1.37%
Amount of Fee Waiver/Expense Reimbursement	(0.40)%[2]	None	None
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.45%	1.38%	1.37%

1.	“Other Expenses” have been restated to reflect the terms for the allocation of fund expenses under the new Joint Fund Administration and Transfer Agency Agreement approved by the Board of Trustees of Nationwide Variable Insurance Trust (the “Trust”).
2.	The Trust and NFA have entered into a written contract limiting operating expenses to 1.05% (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) for all share classes of the Worldwide Leaders Fund until May 1, 2012. The expense limitation agreement may be changed or eliminated at any time but only with the consent of the Board of Trustees. The Trust is authorized to reimburse NFA for management fees previously waived or reduced and/or for expenses previously paid by NFA provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which NFA waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses.

Examples

These Examples are intended to help you compare the costs of investing in Worldwide Leaders Fund shares with the cost of investing in International Equity Fund shares of the comparable class, both before and after the Transaction. The Examples, however, do not include charges that are imposed by Variable Contracts. If these charges were reflected, the expenses listed below would be higher. The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those time periods. The Examples assume a 5% return each year, no change in expenses, and the application of any expense limitations for one year only. Although your actual costs may be higher or lower, based on these assumptions, the costs would be:

Class I
	1 Year	3 Years	5 Years	10 Years
Worldwide Leaders Fund—Class I Shares	122	466	833	1,866
International Equity Fund—Class I Shares	115	359	622	1,375
Pro Forma International Equity Fund—Class I Shares (after the Transaction with Worldwide Leaders Fund)	114	356	617	1,363

Class III

	1 Year	3 Years	5 Years	10 Years
Worldwide Leaders Fund—Class III Shares	122	466	833	1,866
International Equity Fund—Class III Shares	115	359	622	1,375
Pro Forma International Equity Fund—Class III Shares (after the Transaction with Worldwide Leaders Fund)	114	356	617	1,363

Class VI

	1 Year	3 Years	5 Years	10 Years
Worldwide Leaders Fund—Class VI Shares	148	543	963	2,137
International Equity Fund—Class VI Shares	140	437	755	1,657
Pro Forma International Equity Fund—Class VI Shares (after the Transaction with Worldwide Leaders Fund)	139	434	750	1,646

These are just examples. They do not represent past or future expenses or returns. Each of the Funds pays its own operating expenses. The effect of these expenses is reflected in the net asset value and is not directly charged to your account. The expenses of each of the Funds comprise expenses attributable to each Fund, respectively, as well as expenses not attributable to any particular series of the Trust that are allocated among the various series of the Trust.

How do the performance records of the Funds compare?

As described under the section “Reasons for the Transaction,” the Board considered a number of factors when reviewing the Plan and considering the Transaction. The performance history of the Worldwide Leaders Fund compared to the International Equity Fund was among the factors that the Board considered. The performance history of the Worldwide Leaders Fund and International Equity Fund (without any charges imposed by Variable Contracts) as of December 31, 2010 is shown below:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Worldwide Leaders Fund—Class I	11.46%	3.20%	2.91%
International Equity Fund—Class I	13.29%	6.03%	3.88%
Worldwide Leaders Fund—Class III[1]	11.36%	3.18%	2.90%
International Equity Fund—Class III[2]	13.27%	6.02%	3.89%
Worldwide Leaders Fund—Class VI1	11.24%	3.16%	2.89%
International Equity Fund—Class VI2	13.00%	5.92%	3.83%
Performance Benchmark for Worldwide Leaders Fund
MSCI World Index (reflects no deduction for fees or expenses)	11.76%	2.43%	2.31%
Performance Benchmark for International Equity Fund
MSCI AC World ex. U.S. Index (reflects no deduction for fees or expenses)	11.15%	4.82%	5.54%

1.	The inception dates for Class III and Class VI shares of the Worldwide Leaders Fund are May 2, 2003 and April 30, 2009, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class VI shares has been adjusted to reflect that share class’ higher expenses than those of Class I shares.
2.	The inception dates for Class III and Class VI shares of the International Equity Fund are May 2, 2002 and May 1, 2008, respectively. Pre-inception historical performance for each of these share classes is based on the previous performance of Class I shares. Performance for Class VI shares has been adjusted to reflect that share class’ higher expenses than those of Class I shares.

Where can I find more financial information about the Funds?

The Worldwide Leaders Fund’s and International Equity Fund’s Annual Report contains a discussion of each Fund’s performance during the fiscal year ending December 31, 2010 and shows per share information for each of the previous five fiscal years (or since inception, if less than five years). These documents are available upon request. (See “More Information about the Funds”).

What are other key features of the Funds?

Investment Advisory Fees. NFA is the investment adviser of each Fund. NFA has entered into separate investment advisory agreements relating to each Fund. The investment advisory fees for the Funds are:

Fund	Investment Advisory Fee
Worldwide Leaders Fund	0.80% on assets up to $50 million 0.75% on assets of $50 million and more

International Equity Fund	0.80% on assets up to $500 million 0.75% on assets of $500 million up to $2 billion 0.70% on assets of $2 billion and more

The International Equity Fund and the Worldwide Leaders Fund have not achieved sufficient asset size, as of December 31, 2010, to qualify for any of the investment advisory fee breakpoints detailed in the above chart. NFA has contracted to waive the portion, if any, of the annual investment advisory fees payable by the Worldwide Leaders Fund and to pay certain expenses of the Worldwide Leaders Fund for all share classes until May 1, 2012, to the extent necessary to limit the total operating expenses of each class of the Worldwide Leaders Fund to the level described in the Fee Tables beginning on page 11.

NFA pays a subadvisory fee to each Fund’s subadviser based upon the investment advisory fee NFA receives.

Distribution Services. Nationwide Fund Distributors LLC (“NFD” or the “Distributor”), 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, serves as underwriter for each of the Funds in the continuous distribution of their shares pursuant to an Underwriting Agreement dated May 1, 2007. In its capacity as Distributor, NFD solicits orders for the sale of shares, advertises and pays the costs of distribution, advertising, office space, and the personnel involved in such activities. NFD receives no compensation under the Underwriting Agreement with the Trust, but may retain all or a portion of the 12b-1 fee imposed upon the sale of Class VI shares of each Fund, as applicable. The Underwriting Agreements for the Worldwide Leaders Fund and International Equity Fund are identical.

Rule 12b-1 Plans. The Funds have adopted separate distribution plans under Rule 12b-1 of the Investment Company Act of 1940 (the “1940 Act”) (the “Rule 12b-1 Plan”) for each Fund’s Class VI shares. The Plan permits each Fund to compensate NFD, as each Fund’s principal underwriter, for expenses associated with the distribution of Class VI shares of the Funds. Although actual distribution expenses may be more or less, Class VI shares pay NFD an annual fee under the Distribution Plan in an amount that will not exceed 0.25%. The Rule 12b-1 Plans for the Worldwide Leaders Fund and International Equity Fund are identical.

Purchase and Redemption Procedures. Generally, there are no differences between each Fund’s procedures with regard to the purchase and redemption of Fund shares. You may refer to the Acquired Fund and Acquiring Fund Prospectus under the section entitled “Investing with Nationwide Funds” for the purchase and redemption procedures applicable to the purchases and redemptions of the Funds’ shares. In summary, the purchase and redemption price of each share of a Fund is its net asset value next determined after the order is received in good order by the Fund or its agent. Shares may be redeemed at any time, subject to certain restrictions. Your Variable Contract may impose a sales charge and, because Variable Contracts may have different provisions with respect to the timing and method of redemptions, Contract Owners should contact their insurance company directly for details concerning these transactions.

Dividends, Distributions, and Taxes. Generally, there are no differences between each Fund’s procedures with regard to dividends, distributions, and taxes. You may refer to the Acquired Fund and Acquiring Fund Prospectus under the section entitled “Distributions and Taxes.” In summary, substantially all of each Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. Generally, Contract Owners are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates, subject to certain early withdrawal penalties.

COMPARISON OF INVESTMENT OBJECTIVES, PRINCIPAL STRATEGIES, POLICIES, AND PRINCIPAL RISKS

This section describes the investment objectives, principal strategies, and the key investment policies of the Funds and certain noteworthy differences between such objectives, principal strategies, and policies, as well as the principal risks associated with such objectives, principal strategies, and policies. For a complete description of the International Equity Fund’s principal strategies, policies, and principal risks, you should read the Acquiring Fund Prospectus, which is included with this Proxy Statement/Prospectus.

Are there any significant differences between the investment objectives of the Worldwide Leaders Fund compared to the International Equity Fund?

The investment objective of the Worldwide Leaders Fund is similar, but not identical, to the investment objective of the International Equity Fund. The Worldwide Leaders Fund seeks long-term capital growth. The International Equity Fund seeks long-term capital growth by investing primarily in equity securities of companies located in Europe, Australasia, the Far East, and other regions, including developing countries.

Are there any significant differences between the principal strategies and policies of the Worldwide Leaders Fund compared to the International Equity Fund?

The principal strategies and policies of the Worldwide Leaders Fund are similar in some respects, but differ in other material respects, from the principal strategies and policies of the International Equity Fund.

Under normal circumstances, the Worldwide Leaders Fund invests at least 80% of its net assets in equity securities issued by companies located throughout the world (including the United States) that the subadviser believes are, or have the potential to be, well positioned to take advantage of growth opportunities in their respective industries and which exhibit above average sustainable earnings growth. Some of these companies are multi-national companies operating globally, while others are located in, and primarily economically tied to, one country. The Worldwide Leaders Fund normally invests in securities from at least three different countries. Under normal market conditions, the Worldwide Leaders Fund invests at least 40% of its net assets (unless market conditions are not deemed favorable by the subadviser, in which case the Worldwide Leaders Fund would invest at least 30%) in companies organized or having their principal place of business outside the United States or doing a substantial amount of business outside the United States.

The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis (e.g., mathematical and statistical methods) in selecting stocks and constructing a portfolio. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. The subadviser selects securities based on a bottom-up approach which focuses on the strengths of individual companies, rather than sector or country trends. The subadviser may consider selling a security for several reasons, including if (1) its fundamentals deteriorate or it posts disappointing earnings; (2) its stock price appears to be overvalued; or (3) a more attractive opportunity is identified.

The Worldwide Leaders Fund is nondiversified, which means that it may invest a significant portion of its assets in the securities of a single company or a small number of companies. The Worldwide Leaders Fund may engage in active and frequent trading of portfolio securities.

Under normal circumstances, the International Equity Fund invests at least 80% of its net assets in equity securities issued by companies of any size, including small- and mid-cap companies, that are located in, or that derive at least 50% of their earnings or revenues from, countries around the world other than the United States. Some of these countries may be considered to be emerging market countries. Emerging market countries are developing and low- or middle-income countries, and may be found in regions such as Asia, Latin America, Eastern Europe, the Middle East, and Africa.

The International Equity Fund employs a growth style of investing. In other words, the International Equity Fund seeks companies whose earnings are expected to grow consistently faster than those of other companies. The subadviser employs a disciplined investment strategy that emphasizes fundamental research, supported by quantitative analysis (e.g., mathematical and statistical methods) in selecting stocks and constructing a portfolio. The strategy primarily focuses on identifying quality companies that have experienced, or exhibit the potential for, accelerating or above average earnings growth but whose prices do not fully reflect these attributes. The subadviser selects securities based on a bottom-up approach which focuses on the strengths of individual companies, rather than sector or country trends. The subadviser may consider selling a security for several reasons, including if (1) its fundamentals deteriorate or it posts disappointing earnings; (2) its stock price appears to be overvalued; or (3) a more attractive opportunity is identified. The Fund may engage in active and frequent trading of portfolio securities.

The most significant differences between the Worldwide Leaders Fund and International Equity Fund are that the Worldwide Leaders Fund invests in large-cap companies located throughout the world, including the United States, while the International Equity Fund invests in issuers of any size, including small-, mid-, and large-cap companies, located outside the United States, including those in emerging markets. The Worldwide Leaders Fund, unlike the International Equity Fund, is nondiversified. Therefore, the Worldwide Leaders Fund may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

How do the fundamental investment restrictions of the Worldwide Leaders Fund differ from the International Equity Fund?

The Worldwide Leaders Fund and International Equity Fund have adopted fundamental investment restrictions that in many cases are identical or very similar. However, there is also one material difference. The Funds have adopted identical fundamental investment restrictions related to lending, real estate holdings, commodities, borrowing and underwriting. However, unlike the International Equity Fund, the Worldwide Leaders Fund has not adopted a diversification restriction. If a fund is “diversified,” such as the International Equity Fund, it may not purchase the securities of any one issuer if, at the time of purchase, with respect to 75% of the fund’s total assets, more than 5% of its total assets would be invested in the securities of that issuer, or the fund would own or hold more than 10% of the outstanding voting securities of that issuer. Up to 25% of the International Equity Fund’s total assets may be invested without regard to these limitations. Under the 1940 Act, these limitations do not apply to securities issued or guaranteed as to principal or interest by the U.S. government or any of its agencies or instrumentalities, or to the securities of other investment companies. Since the Worldwide Leaders Fund is nondiversified, the Worldwide Leaders Fund may be more sensitive to economic, business, political or other changes affecting similar issuers or securities, which may result in greater fluctuation in the value of the Worldwide Leaders Fund’s shares.

Each Fund may not change any of its fundamental investment restrictions without a prior Majority Vote of its shareholders (as defined below). The International Equity Fund’s fundamental investment restrictions are listed in the International Equity Fund’s Statement of Additional Information dated May 1, 2011 (1933 Act File No. 002-73024), which is incorporated by reference into the Statement of Additional Information relating to this Proxy Statement/Prospectus and is available upon request.

What are the principal risk factors associated with investments in the Funds?

Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment objectives. A Fund’s ability to achieve its objective will depend, among other things, on the portfolio managers’ analytical and portfolio management skills. If the value of the Fund’s investments goes down, you may lose money.

Investments in the Funds, as indicated below, are subject to the following principal risks:

Stock market risk (Worldwide Leaders Fund and International Equity Fund)—the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk (Worldwide Leaders Fund and International Equity Fund)—foreign securities may be more volatile, harder to price, and less liquid than U.S. securities. The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the dollar and the currencies in which the securities are traded.

Portfolio turnover risk (Worldwide Leaders Fund and International Equity Fund)—a higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

Nondiversified fund risk (Worldwide Leaders Fund)—because the Fund may hold larger positions in fewer securities than other funds, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return.

Emerging markets risk (International Equity Fund)—a magnification of the risks that apply to all foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies, and less established markets.

Small- and mid-cap securities risk (International Equity Fund)—small- and mid-cap companies are usually less stable in price and less liquid than are larger, more established companies. Therefore, they generally involve more risk.

Growth style risk (International Equity Fund)—growth stocks may be more volatile than other stocks because they are generally more sensitive to investor perceptions and market movements. In addition, growth stocks as a group may be out of favor at times and underperform the overall equity market for long periods while the market concentrates on other types of stocks, such as “value” stocks.

REASONS FOR THE TRANSACTION

Based on the considerations described below, the Board, including the trustees who are deemed to be independent trustees (each, an “Independent Trustee” and, collectively, the “Independent Trustees”) under the 1940 Act, on behalf of the Worldwide Leaders Fund and International Equity Fund, have determined that the Transaction would be in the best interests of such Funds and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Transaction.

At a meeting of the Board held on March 11, 2011, NFA presented the Plan to the Board and provided the Board with data and analysis regarding the Transaction. At the meeting, the Board considered a number of factors, including the following:

•	The compatibility of the Worldwide Leaders Fund’s investment objective, principal strategies, policies, restrictions and principal risks with the investment objective, principal strategies, policies, restrictions, and principal risks of the International Equity Fund;

•	The relative size of the Worldwide Leaders Fund as compared to the International Equity Fund both before and after the Transaction;

•

The relative past and current growth in assets of the Worldwide Leaders Fund compared to the International Equity Fund and the anticipated future inability of the Worldwide Leaders Fund to achieve satisfactory asset growth;

•	The relative expense ratios and advisory fees of the Worldwide Leaders Fund compared to the International Equity Fund;

•	The absolute and relative investment performance of the Funds as of December 31, 2010;

•	The anticipated federal income tax consequences of the Transaction with respect to each Fund and its shareholders;

•	The estimated costs of the Transaction and the extent to which the Funds would bear any such costs; and

•	The potential benefits of the Transaction for the shareholders of each Fund.

The Board noted that the investment objective for the Worldwide Leaders Fund is similar to the investment objective of the International Equity Fund. The Board considered the investment strategies and policies of the Worldwide Leaders Fund as compared to those of the International Equity Fund. The Board considered that, at a broad level, both Funds invest in many of the same types of securities. However, the Board noted that the International Equity Fund invests in a more diversified range of securities, securities of issuers located in emerging markets, and securities of small-cap and mid-cap companies, than does the Worldwide Leaders Fund.

With respect to performance, the Board noted that relative performance of Class I shares of the Worldwide Leaders Fund, as of December 31, 2010, is in the fourth Lipper quintile, fifth Lipper quintile, fourth Lipper quintile, and fourth Lipper quintile for the one-year, three-year, five-year, and ten-year periods, respectively. With regard to the International Equity Fund, the performance of Class I shares is in the first Lipper quintile, fourth Lipper quintile, first Lipper quintile, and second Lipper quintile for the one-year, three-year, five-year, and ten-year periods, respectively.

In deciding whether to recommend approval of the Proposal to shareholders, the Board also considered the fees and expense ratios of the Worldwide Leaders Fund compared to the International Equity Fund and the impact of existing contractual fee waivers on such expense ratios. The Board considered the potential benefits afforded by a larger fund, such as the potential for greater economies of scale. The Board noted that shareholders of the Worldwide Leaders Fund will enjoy a reduction in annual fund operating expenses as a result of the Transaction. Due to the larger size of the International Equity Fund relative to that of the Worldwide Leaders Fund, the International Equity Fund incurs reduced overall operating expenses. Even with the application of fee waivers/expense reimbursements by NFA, the Worldwide Leaders Fund’s net operating expenses are higher than those of the International Equity Fund, for which NFA does not currently waive fees. The Board was informed that shareholders of the Worldwide Leaders Fund will therefore benefit from the allocation of various fixed operating costs across a larger pool of assets. The Board also noted shareholders of the International Equity Fund will also experience a modest reduction in annual operating expenses as a result of the Transaction.

The Board was informed by NFA that, despite over ten years of existence of the Worldwide Leaders Fund, the level of assets in the Worldwide Leaders Fund is relatively small, causing less efficient operations and the inability of the Worldwide Leaders Fund to benefit from economies of scale. As the Worldwide Leaders Fund and International Equity Fund are both available as “international growth” underlying fund options available through certain living benefit riders offered on variable annuity contracts issued by Nationwide Life, each Fund competes with the other for a limited portion of investable assets permitted through the living benefit riders. Having demonstrated strong performance, the International Equity Fund maintains close to $100 million in assets, as of December 31, 2010. By contrast, the performance of the Worldwide Leaders Fund, over both the short-term and the long-term, has been weak relative to its peers, resulting in current fund assets of approximately $22 million, as of December 31, 2010. Given these circumstances, the Board was informed that NFA believes it unlikely that the Worldwide Leaders Fund will generate positive asset flow in sufficient amount to allow it to operate efficiently during the foreseeable future. Rather than continue the separate existence of the Worldwide Leaders Fund, NFA believes that merging the Worldwide Leaders Fund into the International Equity Fund, pursuant to the Proposal, is in the best interests (related to performance, fund flows, expenses, economies of scale and distribution opportunities) of the Worldwide Leaders Fund, as well as the best interests of the International Equity Fund and its shareholders. With the merger, the Board was told that the intent of NFA is to give shareholders of the Worldwide Leaders Fund a reduction of annual operating expenses and a lower management fee.

The Board noted that the Transaction will not dilute the interests of either Fund’s shareholders, because the Worldwide Leaders Fund and the International Equity Fund use identical valuation methodologies, the Transaction will be effected at relative net asset value, and all of the Worldwide Leaders Fund’s shareholders will receive full value for their shares to be purchased into the International Equity Fund. All Worldwide Leaders Fund shareholders of record will also receive their pro rata share of undistributed net income and undistributed realized capital gains prior to the date of the Transaction. Therefore, NFA noted to the Board that the Transaction will not result in any dilution of interests.

The Board noted that the Transaction will permit shareholders continued exposure to the international equity markets without interruption and with minimal brokerage/transaction costs. The Transaction will result in significantly lower operating expenses for Worldwide Leaders Fund shareholders. The Transaction will also add assets to the International Equity Fund, causing a reduction in the International Equity Fund’s annual operating expenses as well. For the foregoing reasons, NFA noted that the Transaction will be in the best interests of the Worldwide Leaders Fund and the International Equity Fund and their respective shareholders.

NFA informed the Board that the Transaction will be structured as a tax-free reorganization. NFA also informed the Board that NFA would bear the costs (excluding brokerage costs, if any) related to the Transaction, including the costs associated with the solicitation of proxies.

The Board approved the Plan, concluding that the Transaction is in the best interests of the Worldwide Leaders Fund and International Equity Fund, and that the interests of existing shareholders of the Worldwide Leaders Fund and International Equity Fund will not be diluted as a result of the Transaction. The Trustees approving the Plan and making the foregoing determinations included a majority of the Independent Trustees.

FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES OF NATIONWIDE VARIABLE INSURANCE TRUST, ON BEHALF OF THE WORLDWIDE LEADERS FUND, RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

If the shareholders of the Worldwide Leaders Fund do not approve the Plan, the Board may consider other possible courses of action for the Worldwide Leaders Fund, including liquidation and dissolution.

INFORMATION ABOUT THE TRANSACTION AND THE PLAN

This is only a summary of the Plan and is qualified in its entirety by the Plan. You should read the actual Plan relating to the Transaction, a form of which is attached as Exhibit A to this Proxy Statement/Prospectus and is incorporated herein by reference.

How will the Transaction be carried out?

If the shareholders of the Worldwide Leaders Fund approve the Plan, the Transaction will take place after the parties to the Plan satisfy various conditions.

If the shareholders of the Worldwide Leaders Fund approve the Plan, the Worldwide Leaders Fund will deliver to the International Equity Fund substantially all of its respective assets on the Closing Date. In exchange, the Trust, on behalf of the Worldwide Leaders Fund, will receive the International Equity Fund’s shares to be distributed pro rata to the Worldwide Leaders Fund’s shareholders. The value of the assets to be delivered to the International Equity Fund shall be the value of such assets computed as of the close of business of the New York Stock Exchange, Inc. (“NYSE”) (normally 4:00 p.m., Eastern time) on the last business day prior to the Closing Date.

If the Transaction is approved, the stock transfer books of the Worldwide Leaders Fund will be permanently closed as of the close of business of the NYSE on the business day before the Closing Date. The Worldwide Leaders Fund will accept requests for redemption only if received in proper form before that time. Requests received after that time will be considered requests to redeem shares of the International Equity Fund.

To the extent permitted by law, the Plan may be amended without shareholder approval at the direction of the Board. The Board may also agree to terminate and abandon the Transaction at any time before or after the approval of shareholders of the Worldwide Leaders Fund or may terminate and abandon the Transaction if certain conditions required under the Plan have not been satisfied.

Who will pay the expenses of the Transaction?

The expenses related to the Transaction (excluding brokerage costs, if any), including the costs associated with the solicitation of proxies, will be paid by NFA. Brokerage costs will be paid by the Worldwide Leaders Fund, which, ultimately, are paid by the Fund’s shareholders.

What are the general tax consequences of the Transaction?

It is expected that shareholders of the Worldwide Leaders Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of the International Equity Fund pursuant to the Transaction. For federal income tax purposes, Nationwide Life and the Participating Insurance Companies (rather than the Contract Owners) are treated as shareholders of the Worldwide Leaders Fund. Contract Owners should ask their own tax advisors for more information on their own tax situation. For further information about the federal income tax consequences of the Transaction, see “Information about the Transaction and the Plan – What are the tax consequences of the Transaction?”

Dividends, Distributions, and Taxes. Generally, there are no differences between each Fund’s procedures with regard to dividends, distributions, and taxes. You may refer to the Acquired Fund and Acquiring Fund Prospectus under the section entitled “Distributions and Taxes.” In summary, substantially all of each Fund’s net investment income, if any, will be paid as a dividend each quarter in the form of additional shares of the Fund. Any net realized capital gains of a Fund will be declared and paid to shareholders at least annually. The Funds automatically reinvest any capital gains. Generally, Contract Owners are not taxed currently on income or gains realized under such contracts until the income or gain is distributed. However, income distributions from such contracts will be taxable at ordinary income tax rates, subject to certain early withdrawal penalties.

What are the tax consequences of the Transaction?

The following is a general summary of the material federal income tax consequences of the Transaction and is based upon the current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service, and published judicial decisions, all of which are subject to change.

The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Code. Based on certain assumptions and customary representations to be made on behalf of the Worldwide Leaders Fund and International Value Fund, Stradley Ronon Stevens & Young, LLP (the Trust’s legal counsel) will, as a condition to the closing of the Transaction, provide a legal opinion that, for federal income tax purposes: (i) shareholders of the Worldwide Leaders Fund will not recognize any gain or loss as a result of the exchange of their shares of the Worldwide Leaders Fund for shares of the International Equity Fund; (ii) the International Equity Fund will not recognize any gain or loss upon receipt by the International Equity Fund of the Worldwide Leaders Fund’s assets; (iii) the Worldwide Leaders Fund will not recognize any gain or loss upon the transfer of its assets to the International Equity Fund in exchange for shares of the International Equity Fund or upon the distribution of those International Equity Fund shares to the shareholders of the Worldwide Leaders Fund; (iv) the basis of the assets of the Worldwide Leaders Fund received by the International Equity Fund will be the same as the basis of those assets in the hands of the Worldwide Leaders Fund immediately prior to the Transaction, and the International Equity Fund’s holding period in such assets will include the period during which such assets were held by the Worldwide Leaders Fund; and (v) the holding period and aggregate tax basis of the International Equity

Fund shares that are received by a Worldwide Leaders Fund shareholder will be the same as the holding period and aggregate tax basis of the shares of the Worldwide Leaders Fund previously held by such shareholder. Such opinion of counsel may state that no opinion is expressed as to the effect of the Transaction on the Funds or any shareholder with respect to any transferred asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes on the termination or transfer under a mark-to-market system of accounting.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Transaction is consummated but does not qualify as a tax-free reorganization under the Code, and thus is taxable, the Worldwide Leaders Fund would recognize gain or loss on the transfer of its assets to the International Equity Fund and each shareholder of the Worldwide Leaders Fund (other than a shareholder that owns on the date the Transaction is approved by shareholders and at all times until Closing, 80% or more of the shares of the Worldwide Leaders Fund) would recognize a taxable gain or loss equal to the difference between its tax basis in the Worldwide Leaders Fund shares and the fair market value of the International Equity Fund shares it receives. However, in light of the tax-favored status of the shareholders of the Worldwide Leaders Fund and the International Equity Fund, which are the Participating Insurance Companies and their separate accounts, failure of the Transaction to qualify as a tax-free reorganization should not result in any material adverse federal income tax consequences to the shareholders of either Fund or to Contract Owners that have selected either Fund as an investment option. The following discussion assumes the Transaction qualifies as a tax-free reorganization for federal income tax purposes.

Capital losses of a fund can generally be carried forward to each of the eight taxable years succeeding the loss year to offset future capital gains. However, the Regulated Investment Company Modernization Act of 2010 eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after the date of enactment (December 22, 2010). Consequently, these capital losses can be carried forward indefinitely. However, capital losses incurred in pre-enactment taxable years may not be used to offset capital gains until all net capital losses arising in post-enactment taxable years have been utilized. As a result, some net capital loss carryovers incurred in pre-enactment taxable years which otherwise would have been utilized under prior law may expire. Assuming the Transaction qualifies as a tax-free reorganization, as expected, the International Equity Fund will succeed to the capital loss carryovers, if any, of the Worldwide Leaders Fund upon the closing of the Transaction for federal income tax purposes. It is not anticipated that the capital loss carryovers of the Worldwide Leaders Fund will be subject to an annual limitation as a result of the Transaction. This is because the Transaction is not expected to result in a more than 50% “change in ownership” of the Worldwide Leaders Fund and International Equity Fund.

After the Transaction, shareholders will continue to be responsible for tracking the adjusted tax basis and holding period of their shares for federal income tax purposes. Shareholders should consult their tax adviser regarding the effect, if any, of the Transaction in light of their individual circumstances. Shareholders should also consult their tax adviser about the state and local tax consequences, if any, of the Transaction because this discussion only relates to the federal income tax consequences. Contract Owners should ask their own tax advisors for more information on their own tax situation.

What should I know about shares of the Worldwide Leaders Fund and International Equity Fund?

If the Transaction is approved by the shareholders of the Worldwide Leaders Fund, Class I shares of the Worldwide Leaders Fund will merge with and into Class I shares of the International Equity Fund. Class III shares of the Worldwide Leaders Fund will merge with and into Class III shares of the International Equity Fund. Class VI shares of the Worldwide Leaders Fund will merge with and into Class VI shares of the International Equity Fund. The different fees and expenses of each Class are provided above in the section “Fee Tables for the Worldwide Leaders Fund and International Equity Fund.”

Full and fractional shares of the International Equity Fund will be distributed to shareholders of the Worldwide Leaders Fund in accordance with the procedures described above. When issued, each share will be validly issued, fully paid, non-assessable, and will have full voting rights. The shares of the International Equity Fund will be recorded electronically in each shareholder’s account. The International Equity Fund will then send a confirmation to each shareholder. The International Equity Fund shares to be issued in the Transaction have the same rights and privileges as your shares of the Worldwide Leaders Fund.

Like the Worldwide Leaders Fund, the International Equity Fund does not routinely hold annual meetings of shareholders. The International Equity Fund may hold special meetings for matters requiring shareholder approval. A meeting of the International Equity Fund’s shareholders may also be called at any time by the Chairperson, the President of the Trust, in the absence of the Chairperson, or any Vice President or other authorized officer of the Trust, in the absence of the Chairperson and the President.

What are the capitalizations of the Funds and what might the capitalization be after the Transaction?

The following table sets forth, as of December 31, 2010, the separate capitalizations of the Worldwide Leaders Fund and International Equity Fund, and the estimated capitalization of the International Equity Fund as adjusted to give effect to the Transaction. The capitalization of the International Equity Fund is likely to be different if and when the Transaction is actually consummated.

	Worldwide Leaders Fund (unaudited)	International Equity Fund (unaudited)	Pro Forma Adjustments to Capitalization[1,2]	International Equity Fund after Transaction[1,3] (estimated) (unaudited)
Net assets (all classes)	$21,698,748	$99,868,191		$121,566,939
Total shares outstanding	1,926,500	11,124,810	490,888	13,542,198
Class I net assets	$12,011,529	$9,374,971		$21,386,500
Class I shares outstanding	1,066,419	1,044,657	272,031	2,383,107
Class I net asset value per share	$11.26	$8.97		$8.97
Class III net assets	$7,456,416	$66,763,599		$74,220,015
Class III shares outstanding	662,153	7,429,328	167,583	8,259,064
Class III net asset value per share	$11.26	$8.99		$8.99
Class VI net assets	$2,230,803	$23,729,621		$25,960,424
Class VI shares outstanding	197,928	2,650,825	51,274	2,900,027
Class VI net asset value per share	$11.27	$8.95		$8.95

1.	Reflects the conversion of Worldwide Leaders Fund shares for International Equity Fund shares as a result of the Transaction.
2.	Brokerage costs relating to the Transaction are not anticipated to be material.
3.	Assumes the Transaction was consummated on December 31, 2010.

MORE INFORMATION ABOUT THE FUNDS

Fund Administration and Transfer Agency Services. Under the terms of a Joint Fund Administration and Transfer Agency Agreement dated May 1, 2010, Nationwide Fund Management LLC (“NFM”), an indirect wholly-owned subsidiary of Nationwide Financial Services, Inc., provides various administrative and accounting services to the Funds, including daily valuation of each Fund’s shares, preparation of financial statements, tax returns and regulatory reports, and presentation of quarterly reports to the Board of Trustees. NFM also serves as transfer agent and dividend disbursing agent for each Fund. NFM is located at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406. Under the Joint Administration Agreement, NFM is paid an annual fee for fund administration and transfer agency services based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent under a sub-administration agreement between NFM and such sub-administrator/sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds.

Custodian. JPMorgan Chase Bank, 270 Park Avenue, New York, New York 10008, is the Custodian for the Funds and makes all receipts and disbursements under a Custody Agreement. The Custodian performs no managerial or policy making functions for the Funds.

Additional Information. More information about the Acquiring Fund or Acquired Fund (1933 Act File No. 002-73024 for the Acquiring Fund and Acquired Fund) is included in: (i) the Acquiring Fund Prospectus, dated May 1, 2011 as amended to date, which is included with and considered a part of this Proxy Statement/Prospectus; (ii) the Acquired Fund Prospectus, dated May 1, 2011 as amended to date; (iii) the Acquired Fund and Acquiring Fund’s Statement of Additional Information dated May 1, 2011, as amended to date, relating to the Acquired Fund Prospectus and Acquiring Fund Prospectus; (iv) the Statement of Additional Information dated May 5, 2011 (relating to this Proxy Statement/Prospectus), which is incorporated by reference herein; and (v) the Acquiring Fund’s or Acquired Fund’s Annual Report to Shareholders for the year ended December 31, 2010. You may request free copies of the Statements of Additional Information (including any supplements), the Annual Reports and/or Semi-annual Reports, which have been or will be filed with the SEC, by calling (800) 848-0920 or by writing to the Trust: 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

This Proxy Statement/Prospectus, which constitutes part of a Registration Statement filed by the Acquiring Fund with the SEC under the Securities Act of 1933, as amended, omits certain of the information contained in such Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits and amendments thereto for further information with respect to the Acquiring Fund and the shares it offers. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

Each Fund also files proxy materials, reports, and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act. These materials can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Room 1580, Washington, D.C. 20549 (call (202) 551-8090 for their hours of operation). Also, copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services,

SEC, Washington, D.C. 20549, at prescribed rates or from the SEC’s Internet site at www.sec.gov. To request information regarding the Funds, you may also send an e-mail to the SEC at publicinfo@sec.gov.

VOTING INFORMATION

Who is entitled to vote?

Only shareholders of record of the Acquired Fund as of the close of business on April 4, 2011 (the “Record Date”) will be entitled to vote at the Meeting. The outstanding shares of the Acquired Fund entitled to vote as of the Record Date are set forth in the table below:

Fund	Number of Shares Outstanding
Worldwide Leaders Fund	1,950,541.881

This Proxy Statement/Prospectus, Notice of Special Meeting, proxy card, and voting instruction form were first mailed to Contract Owners on or about May 16, 2011.

What vote is necessary to approve the Plan?

Quorum. With respect to actions to be taken by the shareholders of the Acquired Fund on the matters described in this Proxy Statement/Prospectus, the presence in person or by proxy of 40% of the outstanding shares of the Acquired Fund entitled to vote on the Proposal (generally Nationwide Life and the Participating Insurance Companies) at the Meeting shall constitute a quorum for purposes of voting upon the Proposal at the Meeting. Abstentions and “broker non-votes” (as described below) will be included for purposes of determining whether a quorum is present at the Meeting for a particular matter and will have the same effect as a vote “against” the Proposal.

The rules of the SEC require that the Trust disclose in this Proxy Statement/Prospectus the effect of “broker non-votes.” Broker non-votes are shares for which a broker holding such shares for a beneficial owner has not received instructions from the beneficial owner so that the broker may not exercise discretionary voting power with respect thereto. Nationwide Life and each Participating Insurance Company, as the shareholder of record of all of the Trust’s shares, will vote shares attributable to Variable Contracts to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received by Nationwide Life or the Participating Insurance Company, as applicable, even in instances where a broker would be prevented from exercising discretion. Broker non-votes, therefore, will be so voted by Nationwide Life or each Participating Insurance Company just as any other shares for which Nationwide Life or the Participating Insurance Company does not receive voting instructions.

Required Vote. The Proposal must be approved by a “majority of outstanding voting securities” as defined in the 1940 Act, which means the lesser of the vote of: (i) 67% or more of the voting securities of the Acquired Fund that are present at a meeting called for the purpose of voting on such approval or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the Acquired Fund (“Majority Vote”).

Each share of the Acquired Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners will also be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement/Prospectus sent to the Acquired Fund’s shareholders and to Contract Owners.

With respect to Nationwide Life and Participating Insurance Company separate accounts, Nationwide Life and each Participating Insurance Company will vote the shares of the Acquired Fund at the Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Nationwide Life and each Participating Insurance Company are expected to vote shares attributable to Variable Contracts as to which no voting instructions are received in the same proportion (for, against, or abstain) as those for which timely instructions are received. As a result, those Contract Owners that actually provide voting instructions may control the outcome of the vote even though their actual percentage ownership of the Acquired Fund alone would not be sufficient to approve the Proposal. Each share of the Fund is entitled to one vote, and each fraction of a share is entitled to a proportionate fractional vote. Contract Owners also will be permitted to revoke previously submitted voting instructions in accordance with instructions contained in the Proxy Statement sent to the Fund’s shareholders and to Contract Owners.

Adjournment. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, then the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for the Proposal; provided, that the persons named as proxies determine that such an adjournment and additional solicitation is reasonable and in the interest of shareholders.

How will the shareholder voting be handled?

Only shareholders of record of the Acquired Fund as of close of business on the Record Date will be entitled to notice of and to vote at the Meeting on the matters described in this Proxy Statement/Prospectus and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. If sufficient votes to approve the Proposal are not received by the date of the

Meeting, the Meeting may be adjourned to permit further solicitations of proxies. A majority of the votes cast by shareholders of the Acquired Fund present in person or by proxy at the Meeting (whether or not sufficient to constitute a Quorum) may adjourn the Meeting with respect to the Acquired Fund. The Meeting may also be adjourned by the Chairperson of the Meeting. It is anticipated that the persons named as proxies on the enclosed proxy cards will use the authority granted to them to vote on adjournment in their discretion.

How do I ensure my vote is accurately recorded?

Only shareholders of record at the close of business on the Record Date will be entitled to notice of and to vote at the Meeting. You may attend the Meeting and vote in person or you may complete, sign, date, and return the Proxy Card (or voting instruction form). If you own shares of the Acquired Fund on the Record Date, a Proxy Card (or voting instruction form) is included with this Proxy Statement. You also can provide voting instructions by telephone by calling the toll-free number on the Proxy Card or by going to the Internet address provided on the Proxy Card. Please complete the Proxy Card (or voting instruction form), or if you vote by telephone or over the Internet, please vote on the Proposal as it relates to the Fund. Your voting instructions must be received by the Trust or its proxy solicitor by the date of the Meeting in order to be counted for the Meeting. If you are eligible to vote by telephone or through the Internet, instructions are enclosed.

The persons named as proxies on the enclosed form of proxy will vote the shares of the Acquired Fund at the Meeting in accordance with the timely instructions received from shareholders. If a duly signed and dated proxy is received that does not specify a choice (for, against, or abstain), the persons named as proxies will consider the proxy’s timely receipt as an instruction to vote FOR the Proposal to which the proxy relates.

If a duly signed and dated voting instruction form is received that does not specify a choice, Nationwide Life and each Participating Life Insurance Company, as applicable, will consider the voting instruction’s timely receipt as an instruction to vote FOR the Proposal to which the voting instruction relates.

May I revoke my proxy?

Shareholders who execute proxies may revoke them at any time before they are voted by filing a written notice of revocation with the Trust, by delivering a duly executed proxy bearing a later date, or by attending the Meeting and voting in person.

Contract Owners may revoke previously submitted voting instructions given to Nationwide Life or their Participating Insurance Company, as applicable, at any time by: (i) submitting to Nationwide Life or the Participating Insurance Company

subsequently dated voting instructions; (ii) delivering to Nationwide Life or the Participating Insurance Company a written notice of revocation; or (iii) otherwise giving notice of revocation at the Meeting, in all cases prior to the exercise of the authority granted in the proxy card/voting instruction form. Contract Owners should contact Nationwide Life or the Participating Insurance Company, as applicable, for further information on how to revoke voting instructions, including any applicable deadlines. To contact Nationwide Life, please call the Trust toll-free at (800) 848-0920.

What other matters will be voted upon at the Meeting?

The Board does not intend to bring any matters before the Meeting with respect to the Acquired Fund other than those described in this Proxy Statement/Prospectus. The Board is not aware of any other matters to be brought before the Meeting with respect to the Acquired Fund by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of NFA and the Board.

What other solicitations will be made?

This proxy solicitation is being made by the Board for use at the Meeting. The cost of this proxy solicitation will be paid by NFA as set forth below. In addition to solicitation by mail, solicitations also may be made by advertisement, telephone, telegram, facsimile transmission or other electronic media, or personal contacts. The Trust will request broker-dealer firms, custodians, nominees, and fiduciaries to forward proxy materials to the beneficial owners of the shares of record. The Trust may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of NFA and their affiliates, without extra pay, may conduct additional solicitations by telephone, telecopy and personal interviews. The Trust has engaged Broadridge Financial Solutions Inc. (“Broadridge”) to solicit proxies and voting instructions from brokers, banks, other institutional holders, or Contract Owners, as applicable, at an anticipated estimated cost of $85,000 including out of pocket expenses, which will be borne by NFA as described below. Fees and expenses may be greater depending on the effort necessary to obtain shareholder votes or voting instructions. The Trust has also agreed to indemnify Broadridge against certain liabilities and expenses, including liabilities under the federal securities laws. The Trust expects that the solicitations will be primarily by mail, but also may include telephone, telecopy, or oral solicitations.

As the Meeting date approaches, certain shareholders of the Acquired Fund may receive a telephone call from a representative of Broadridge if their votes have not yet been received. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. These procedures are designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined. Contract Owners may also receive a telephone call from a representative of Broadridge if their voting instructions have not yet been received.

In all cases where a telephonic proxy is solicited, the Broadridge representative is required to ask for each shareholder’s full name and address, or the zip code or employer identification number, and to confirm that the shareholder has received the proxy materials in the mail. If the shareholder is a corporation or other entity, the Broadridge representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to Broadridge then the Broadridge representative has the responsibility to explain the process, read the Proposal listed on the proxy card, and ask for the shareholder’s instructions on the Proposal. Although the Broadridge representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement/Prospectus. Broadridge will record the shareholder’s instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call Broadridge immediately if his or her instructions are not correctly reflected in the confirmation. The representative will follow the same procedure when soliciting voting instructions telephonically from Contract Owners.

Who will pay the expenses of the Proposal?

The costs of the Proposal (excluding brokerage costs), including the costs associated with the solicitation of proxies in connection with the Meeting, will be paid by NFA. Brokerage costs will be borne by the Acquired Fund, and, ultimately, shareholders of the Acquired Fund.

How do I submit a shareholder proposal?

The Trust is not required to, and does not intend to, hold regular annual shareholders’ meetings. A shareholder wishing to submit a proposal for consideration for inclusion in a proxy statement for the next shareholders’ meeting should send his or her written proposal to the offices of the Trust, directed to the attention of its Secretary, at the address of its principal executive office printed on the first page of this Proxy Statement/Prospectus, so that it is received within a reasonable time before any such meeting. The inclusion and/or presentation of any such proposal is subject to the applicable requirements of the proxy rules under the Securities Exchange Act of 1934. Submission of a proposal by a shareholder does not guarantee that the proposal will be included in the Trust’s proxy statement or presented at the meeting.

PRINCIPAL HOLDERS OF SHARES AS OF RECORD DATE

On the Record Date, the officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding voting shares of either Fund, or class thereof.

To the best knowledge of the Trust, as of the Record Date, no person, except as set forth below, owned of record 5% or more of the outstanding shares of any class of the Acquired Fund. Except as noted, the Trust has no knowledge of beneficial ownership.

Name and Address of Shareholder	Number of Shares Beneficially Owned	Percentage of the class Held by the Shareholder
NVIT WORLDWIDE LEADERS FUND CLASS I
NATIONWIDE LIFE INSURANCE COMPANY	560,785.962	55.84%
Po Box 182029
Columbus, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	366,997.715	36.54%
Po Box 182029
Columbus, OH 43218

NVIT WORLDWIDE LEADERS FUND CLASS VI
NATIONWIDE LIFE INSURANCE COMPANY	227,036.777	98.54%
Nwvaii
Po Box 182029
Columbus, OH 43218

NVIT WORLDWIDE LEADERS FUND CLASS III
NATIONWIDE LIFE INSURANCE COMPANY	437,266.533	63.75%
Po Box 182029
Columbus, OH 43218

NATIONWIDE LIFE INSURANCE COMPANY	231,462.024	33.75%
Nwvaii
Po Box 182029
Columbus, OH 43218

EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit

A	Form of Plan of Reorganization for the Worldwide Leaders Fund

OTHER DOCUMENTS INCLUDED WITH THIS PROXY STATEMENT/PROSPECTUS

•	Prospectus of International Equity Fund dated May 1, 2011, as supplemented to date.

EXHIBIT A

FORM OF PLAN OF REORGANIZATION

This PLAN OF REORGANIZATION (the “Plan”), made as of this      day of                      2011, is adopted by Nationwide Variable Insurance Trust (the “Trust”), a statutory trust created under the laws of the State of Delaware, with its principal place of business at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on behalf of two of its series, NVIT International Equity Fund (the “Acquiring Fund”) and NVIT Worldwide Leaders Fund (the “Acquired Fund”).

The reorganization (hereinafter referred to as the “Reorganization”) will consist of: (i) the acquisition by the Acquiring Fund of substantially all of the property, assets and goodwill of the Acquired Fund in exchange solely for (a) shares of beneficial interest, without par value, of the Acquiring Fund—Class I (“Acquiring Fund Class I Shares”), (b) shares of beneficial interest, without par value, of the Acquiring Fund—Class III (“Acquiring Fund Class III Shares”), and (c) shares of beneficial interest, without par value, of the Acquiring Fund—Class VI (“Acquiring Fund Class VI Shares”); (ii) the distribution of (a) Acquiring Fund Class I Shares to the holders of Acquired Fund—Class I shares (“Acquired Fund Class I Shares”), (b) Acquiring Fund Class III Shares to the holders of Acquired Fund—Class III shares (“Acquired Fund Class III Shares”), and (c) Acquiring Fund Class VI Shares to the holders of Acquired Fund—Class VI shares (“Acquired Fund Class VI Shares”); and (iii) the dissolution of the Acquired Fund as soon as practicable after the closing (as referenced in Section 3 hereof, hereinafter called the “Closing”), all upon and subject to the terms and conditions of this Plan hereinafter set forth.

1.	Sale and Transfer of Assets, Liquidation and Dissolution of the Acquired Fund

(a) Subject to the terms and conditions of this Plan, the Trust, on behalf of the Acquired Fund, will sell, assign, convey, transfer and deliver to the Acquiring Fund, at the Closing provided for in Section 3, all of the then existing assets of the Acquired Fund as of the close of business (which hereinafter shall be, unless otherwise noted, the regular close of business of the New York Stock Exchange, Inc. (“NYSE”)) (“Close of Business”) on the valuation date (as defined in Section 3 hereof, hereinafter called the “Valuation Date”), free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders’ rights of redemption and such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), with respect to privately placed or otherwise restricted securities that the Acquired Fund may have acquired in the ordinary course of business), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary (1) to pay the Acquired Fund’s costs and expenses of carrying out this Plan (including, but not limited to, brokerage commissions, and subject to Section 10 below), which costs and expenses shall be established on the books of the Acquired Fund as liability reserves, (2) to discharge all of the Acquired Fund’s Liabilities (as defined below) on its books at the Close of Business on the Valuation Date including, but not limited to, its income dividends and capital gains distributions, if any, payable for any period prior to, and through, the Close of Business on the Valuation Date, and (3) to pay such contingent liabilities as the trustees of the Trust shall reasonably deem to exist against the Acquired Fund, if any, at the Close of Business on the Valuation Date, for which contingent and other appropriate liability reserves shall be established on the books of the Acquired Fund (hereinafter “Net Assets”). The Acquired Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the Close of Business on the Valuation Date. The Trust shall use commercially reasonable efforts to identify all of the Acquired Fund’s liabilities, debts, obligations and duties of any nature, whether accrued absolute, contingent or otherwise (“Liabilities”), prior to the Valuation Date and shall discharge all such known Liabilities on or prior to the Valuation Date. To the extent that any Acquired Fund Liabilities are not discharged on or prior to the Valuation Date, the Acquiring Fund shall assume such Liabilities.

(b) Subject to the terms and conditions of this Plan, the Trust shall deliver to the Acquired Fund: (i) the number of Acquiring Fund Class I Shares determined by dividing the net asset value per share of the Acquired Fund Class I Shares as of Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Class I Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class I Shares as of Close of Business on the Valuation Date; (ii) the number of Acquiring Fund Class III Shares determined by dividing the net asset value per share of the Acquired Fund Class III Shares as of Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Class III Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class III Shares as of Close of Business on the Valuation Date; and (iii) the number of Acquiring Fund Class VI Shares determined by dividing the net asset value per share of the Acquired Fund Class VI Shares as of Close of Business on the Valuation Date by the net asset value per share of the Acquiring Fund Class VI Shares as of Close of Business on the Valuation Date, and multiplying the result by the number of outstanding Acquired Fund Class VI Shares as of Close of Business on the Valuation Date.

(c) As soon as practicable following the Closing, the Trust shall dissolve the Acquired Fund and distribute pro rata to the Acquired Fund’s shareholders of record as of the Close of Business on the Valuation Date, the shares of beneficial interest of the Acquiring Fund received by the Acquired Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of the Acquiring Fund of the type and in the amounts due such shareholders pursuant to this Section 1 based on their respective holdings of shares of the Acquired Fund as of the Close of Business on the Valuation Date. Fractional shares of beneficial interest of the Acquiring Fund shall be carried to the third decimal place. No certificates representing shares of beneficial interest of the Acquiring Fund will be issued to shareholders of the Acquired Fund irrespective of whether such shareholders hold their shares in certificated form.

(d) At the Closing, each outstanding certificate that, prior to Closing, represented shares of beneficial interest of the Acquired Fund, shall be cancelled and shall no longer evidence ownership thereof.

(e) At the Closing, each shareholder of record of the Acquired Fund as of the record date (the “Distribution Record Date”) with respect to any unpaid dividends and other distributions that were declared prior to the Closing, including any dividend or distribution declared pursuant to Section 9(e) hereof, shall have the right to receive such unpaid dividends and distributions with respect to the shares of the Acquired Fund that such person had on such Distribution Record Date.

2.	Valuation

(a) The value of the Acquired Fund’s Net Assets to be acquired by the Acquiring Fund hereunder shall be computed as of Close of Business on the Valuation Date using the valuation procedures set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

(b) The net asset value of a share of beneficial interest of the Acquiring Fund Class I Shares, Acquiring Fund Class III Shares, and Acquiring Fund Class VI Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date using the valuation procedures set forth in the Acquiring Fund’s currently effective prospectus and statement of additional information.

(c) The net asset value of a share of beneficial interest of the Acquired Fund Class I Shares, Acquired Fund Class III Shares, and Acquired Fund Class VI Shares shall be determined to the nearest full cent as of the Close of Business on the Valuation Date, using the valuation procedures as set forth in the Acquired Fund’s currently effective prospectus and statement of additional information.

3.	Closing and Valuation Date

The Valuation Date shall be                     , 2011 or such other date as the Trust may designate. The Closing shall take place at the principal office of the Trust, at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406,

at approximately 9:00 a.m., Eastern time, on the first business day following the Valuation Date. Notwithstanding anything herein to the contrary, in the event that on the Valuation Date (a) the NYSE shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere shall be disrupted so that, in the judgment of the Trust, accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Acquired Fund and the Acquiring Fund is practicable in the judgment of the Trust. The Trust shall have provided for delivery as of the Closing of those Net Assets of the Acquired Fund to be transferred to the Acquiring Fund’s Custodian, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10008. Also, the Trust shall deliver at the Closing a list (which may be in electronic form) of names and addresses of the shareholders of record of its Acquired Fund Shares, and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of the Close of Business on the Valuation Date, certified by its transfer agent, or by its President or Vice-President to the best of their knowledge and belief. The Trust shall issue and deliver a certificate or certificates evidencing the registered shares of the Acquiring Fund to be delivered at the Closing to said transfer agent or provide evidence that such shares of beneficial interest of the Acquiring Fund have been registered in an open account on the books of the Acquiring Fund.

4.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest of the Acquired Fund, without par value. Each outstanding share of the Acquired Fund is validly issued, fully paid, non-assessable and has full voting rights.

(b) The financial statements appearing in the Acquired Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2010, and any subsequent financial statements, audited by PricewaterhouseCoopers LLP, and any unaudited financial statements, fairly present the financial position of the Acquired Fund as of the date indicated, and the results of its operations for the period indicated, in conformity with generally accepted accounting principles applied on a consistent basis.

(c) The books and records of the Acquired Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquired Fund.

(d) The statement of assets and liabilities to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the Net Assets of the Acquired Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(e) At the Closing, the Trust, on behalf of the Acquiring Fund, will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (d) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(f) The Trust has elected to treat the Acquired Fund as a regulated investment company (“RIC”) for federal income tax purposes under Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Acquired Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing. The Acquired Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. For all taxable years and all applicable quarters of such years since its inception, the Acquired Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder. In order to (i) ensure continued qualification of the Acquired Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Acquired Fund arising by reason of undistributed investment company taxable income or net capital gain, the Acquired Fund, before the date of Closing will declare on or prior to the Valuation Date to the shareholders of Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Date; and (ii) any such investment company taxable income and net capital gains for its taxable year ended prior to the date of Closing to the extent not otherwise already distributed;

(g) There are no material contracts outstanding to which the Acquired Fund is a party, other than as disclosed in the Acquired Fund’s Registration Statement on Form N-1A under the 1933 Act (“Registration Statement”) filed with the U.S. Securities and Exchange Commission (“Commission”) or the Acquired Fund’s Prospectus.

5.	Necessary Findings of Fact by the Trust on behalf of the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquiring Fund. Each outstanding share of the Acquiring Fund is fully paid, non-assessable and has full voting rights. The shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will, upon their issuance, be validly issued and fully paid and non-assessable, and have full voting rights.

(b) At the Closing, each class of shares of beneficial interest of the Acquiring Fund to be issued pursuant to this Plan will be eligible for offering to the public in those states of the United States and jurisdictions in which the corresponding class of shares of the Acquired Fund are presently eligible for offering to the public, and there are an unlimited number of shares registered under the 1933 Act such that there is a sufficient number of such shares to permit the transfers contemplated by this Plan to be consummated.

(c) The statement of assets and liabilities of the Acquiring Fund to be furnished by the Trust as of the Close of Business on the Valuation Date for the purpose of determining the number of shares of beneficial interest of the Acquiring Fund to be issued pursuant to Section 1 hereof will accurately reflect the net assets of the Acquiring Fund and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

(d) At the Closing, the Trust will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in subsection (c) above, free and clear of all liens or encumbrances of any nature whatsoever except such restrictions as might arise under the 1933 Act with respect to privately placed or otherwise restricted securities that it may have acquired in the ordinary course of business and such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

(e) The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to the business and operations of the Acquiring Fund.

(f) The Trust has elected to treat the Acquiring Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, the Acquiring Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing, and consummation of the transactions contemplated by the Plan will not cause it to fail to be qualified as a RIC as of the Closing. The Acquiring Fund has no earnings or profits accumulated in any taxable year in which the provisions of Subchapter M of the Code did not apply to it. For all taxable years and all applicable quarters of such years since its inception, the Acquiring Fund has met, and will through the Closing continue to meet, the diversification requirements of Section 817(h) of the Code and the regulations thereunder.

(g) There are no material contracts outstanding to which the Acquiring Fund is a party, other than as disclosed in the Acquiring Fund’s Registration Statement filed with the Commission or the Acquiring Fund’s Prospectus.

6.	Necessary Findings of Fact by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The Trust hereby designates the following findings of fact as a necessary pre-condition to the consummation of the Reorganization:

(a) The Trust is a statutory trust created under the laws of the State of Delaware on October 28, 2004 and is validly existing and in good standing under the laws of that state. The Trust, of which the Acquired Fund and the Acquiring Fund are separate series, is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end, management investment company. Such registration is in full force and effect as of the date hereof and will be in full force and effect as of the Closing and all of its shares sold have been sold pursuant to an effective registration statement filed under the 1933 Act, except for any shares sold pursuant to the private offering exemption for the purpose of raising initial capital.

(b) The Trust has the necessary trust power and authority to conduct its business and the business of the Acquired Fund and Acquiring Fund as such businesses are now being conducted.

(c) The Trust is not a party to or obligated under any provision of its Amended and Restated Agreement and Declaration of Trust (“Agreement and Declaration of Trust”), By-Laws, or any material contract or any other material commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Plan.

(d) The Trust has full trust power and authority to enter into and perform its obligations under this Plan, subject to approval of the Reorganization by the Acquired Fund’s shareholders. Except as provided in the immediately preceding sentence, the execution, delivery and performance of this Plan have been validly authorized, and this Plan constitutes its legal and valid obligation.

(e) The Acquired Fund does not have any unamortized or unpaid organizational fees or expenses.

(f) Neither the Trust, the Acquired Fund nor the Acquiring Fund is under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code.

(g) There are no legal, administrative or other proceedings or investigations against the Trust, the Acquired Fund or the Acquiring Fund, or, to the Trust’s knowledge, threatened against any of them, that would materially affect their financial condition or their ability to consummate the transactions contemplated by this Plan. The Trust, the Acquired Fund and the Acquiring Fund are not charged with or, to the Trust’s knowledge, threatened with, any violation or investigation of any possible violation of any provisions of any federal, state or local law or regulation or administrative ruling relating to any aspect of its business.

(h) The Trust has duly filed, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, all Tax (as defined below) returns and reports (including information returns) that are required to have been filed by the Acquired Fund and the Acquiring Fund, respectively, and all such returns and reports accurately state, in all materials respects, the amount of Tax owed for the periods covered by the returns, or, in the case of information returns, the amount and character of income required to be reported by the Acquired Fund or the Acquiring Fund, as applicable. The Trust has, on behalf of each of the Acquired Fund and the Acquiring Fund, paid or made provision and properly accounted for all Taxes (as defined below) shown to be due on such Tax returns and reports or on any actual or proposed deficiency assessments received with respect to the Acquired Fund or the Acquiring Fund. The amounts established as provisions for Taxes in the books and records of each of the Acquired Fund and the Acquiring Fund as of the Close of Business on the Valuation Date will, to the extent required by generally accepted accounting principles, be sufficient for the payment of all Taxes of any kind, whether accrued, due, absolute, contingent or otherwise, which were or will be payable by the Acquired Fund or the Acquiring Fund, as applicable, for all periods or fiscal years (or portions thereof) ending on or around the Close of Business on the Valuation Date. No Tax return filed by the Trust on behalf of the Acquired Fund or the Acquiring Fund is currently being audited by the Internal Revenue Service or by any state or local taxing authority. To the knowledge of the Trust, there are no levies, liens or encumbrances relating to Taxes existing, threatened or pending with respect to the assets of either the Acquired Fund or the Acquiring Fund. As used in this Plan, “Tax” or “Taxes” means all federal, state, local and foreign (whether imposed by a country or political subdivision or authority thereunder) income, gross receipts, excise, sales, use, value added, employment, franchise, profits, property, ad valorem or other taxes, stamp taxes and duties, fees, assessments or charges, whether payable directly or by withholding, together with any interest and any penalties, additions to tax or additional amounts imposed by any taxing authority (foreign or domestic) with respect thereto.

(i) All information provided by the Trust for inclusion in, or transmittal with, the combined proxy statement and prospectus with respect to this Plan pursuant to which approval of the Acquired Fund shareholders will be sought, shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

(j) Except for the approval of the Acquired Fund’s shareholders of the Plan, no consent, approval, authorization or order of any court or governmental authority, or of any other person or entity, is required for the consummation of the transactions contemplated by this Plan, except as may be required by the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act, or state securities laws or Delaware statutory trust laws (including, in the case of each of the foregoing, the rules and regulations thereunder).

7.	Obligations of the Trust on behalf of the Acquired Fund

(a) The Trust shall operate the business of the Acquired Fund as presently conducted between the date hereof and the Closing.

(b) The Trust, on behalf of the Acquired Fund, shall not acquire the shares of beneficial interest of the Acquiring Fund for the purpose of making distributions thereof other than to the Acquired Fund’s shareholders.

(c) The Trust shall file, by the date of the Closing, all of the Acquired Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other Taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such Taxes.

(d) At the Closing, the Trust shall provide, if requested by the Acquiring Fund:

(1) A statement of the respective tax basis and holding period of all investments to be transferred by the Acquired Fund to the Acquiring Fund.

(2) A copy (which may be in electronic form) of the Acquired Fund’s shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Acquired Fund with respect to each shareholder, for all of the shareholders of record of the Acquired Fund’s shares as of the Close of Business on the Valuation Date, who are to become holders of the Acquiring Fund as a result of the transfer of assets that is the subject of this Plan, . (the “Acquired Fund Shareholder Documentation”), certified by its transfer agent or its President or its Vice-President to the best of their knowledge and belief,

(3) all FIN 48 work papers and supporting statements pertaining to the Acquired Fund (the “FIN 48 Workpapers”); and

(4) the tax books and records of the Acquired Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the date of Closing.

(e) The Board of Trustees of the Trust shall call, and the Trust shall hold, a meeting of the Acquired Fund’s shareholders to consider and vote upon this Plan (the “Special Meeting”) and the Trust shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. The Trust shall mail to each shareholder of record entitled to vote at the Special Meeting at which action on this Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined proxy statement and prospectus that complies in all material respects with the applicable provisions of Section 14(a) of the 1934 Act and Section 20(a) of the 1940 Act, and the rules and regulations promulgated thereunder.

(f) At the Closing, the Trust shall provide the statement of the assets and liabilities described in Section 4(d) of this Plan in conformity with the requirements described in such Section.

(g) As soon as is reasonably practicable after the Closing, the Acquired Fund will make one or more liquidating distributions to its shareholders consisting of the applicable class of shares of the Acquiring Fund received at the Closing, as set forth in Section 1.1(c) hereof.

8.	Obligations of the Trust on behalf of the Acquiring Fund

(a) The shares of beneficial interest of the Acquiring Fund to be issued and delivered to the Acquired Fund pursuant to the terms of Section 1 hereof shall have been duly authorized as of the Closing and, when so issued and delivered, shall be registered under the 1933 Act, validly issued, and fully paid and non-assessable, and no shareholder of the Acquiring Fund shall have any statutory or contractual preemptive right of subscription or purchase in respect thereof, other than any rights deemed to have been created pursuant to this Plan.

(b) The Trust shall operate the business of the Acquiring Fund as presently conducted between the date hereof and the Closing.

(c) The Trust shall file, by the date of the Closing, all of the Acquiring Fund’s federal and other Tax returns and reports required by law to be filed on or before such date and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

(d) At the Closing, the Trust shall provide the statement of assets and liabilities described in Section 5(c) of this Plan in conformity with the requirements described in such Section.

(e) The Trust shall have filed with the Commission a Registration Statement relating to the shares of beneficial interest of the Acquiring Fund issuable hereunder, and shall have used its best efforts to provide that such Registration Statement becomes effective as promptly as practicable. At the time such Registration Statement becomes effective, it (i) will comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations promulgated thereunder; and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Acquired Fund’s shareholders’ meeting, and at the Closing, the prospectus and statement of additional information included in the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

9.	Conditions Precedent to be Fulfilled by the Trust on behalf of the Acquired Fund and the Acquiring Fund

The consummation of this Plan and the Reorganization hereunder shall be subject to the following respective conditions:

(a) That (1) all the necessary findings of fact contained herein shall be true and correct in all material respects as of the Closing with the same effect as though made as of and at such date; (2) the performance of all obligations required by this Plan to be performed by the Trust shall have been performed at or prior to the Closing; and (3) the Trust shall have executed a certificate signed by the President or Vice-President and by the Secretary or equivalent officer to the foregoing effect.

(b) The Trust shall provide a copy of the resolutions approving this Plan adopted by the Trust’s Board of Trustees, certified by the Secretary or equivalent officer.

(c) That the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, nor instituted nor threatened to institute any proceeding seeking to enjoin the consummation of the Reorganization contemplated hereby under Section 25(c) of the 1940 Act, and no other legal, administrative or other proceeding shall be instituted or threatened that would materially and adversely affect the financial condition of the Trust, the Acquired Fund or the Acquiring Fund or would prohibit the transactions contemplated hereby.

(d) That this Plan and the Reorganization and the transactions contemplated hereby shall have been approved by the appropriate action of the shareholders of the Acquired Fund at an annual or special meeting or any adjournment thereof.

(e) That the Acquired Fund, before the date of Closing shall have declared on or prior to the Valuation Date to the shareholders of Acquired Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) all of its investment company taxable income (determined without regard to any deductions for dividends paid) and all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Date; and (ii) any such investment company taxable income and net capital gains for its taxable year ended prior to the date of Closing to the extent not otherwise already distributed;

(f) That all required consents of other parties and all other consents, orders and permits of federal, state and local authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary

“no-action” positions or exemptive orders from such federal and state authorities) to permit consummation of the transaction contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of material adverse effect on the assets and properties of the Acquired Fund or the Acquiring Fund.

(g) That prior to or at the Closing, the Trust shall receive an opinion from Stradley Ronon Stevens & Young, LLP (“SRSY”) to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Plan and in accordance with customary representations provided by the Trust in certificates delivered to SRSY:

(1) The acquisition by the Acquiring Fund of substantially all of the assets of the Acquired Fund in exchange solely for the Acquiring Fund shares to be issued pursuant to Section 1 hereof, followed by the distribution by the Acquired Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Acquired Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to the reorganization” within the meaning of Section 368(b) of the Code;

(2) No gain or loss will be recognized by the Acquired Fund upon the transfer of substantially all of its assets to the Acquiring Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 361(a) and Section 357(a) of the Code;

(3) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Acquired Fund in exchange solely for the voting shares of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 1032(a) of the Code;

(4) No gain or loss will be recognized by the Acquired Fund upon the distribution of the Acquiring Fund shares to the Acquired Fund shareholders in accordance with Section 1 hereof in liquidation of the Acquired Fund under Section 361(c)(1) of the Code;

(5) The tax basis of the assets of the Acquired Fund received by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Fund immediately prior to the exchange under Section 362(b) of the Code;

(6) The holding period of the assets of the Acquired Fund received by the Acquiring Fund will include the period during which such assets were held by the Acquired Fund under Section 1223(2) of the Code;

(7) No gain or loss will be recognized by the shareholders of the Acquired Fund upon the exchange of their shares in the Acquired Fund for the voting shares (including fractional shares to which they may be entitled) of the Acquiring Fund (to be issued in accordance with Section 1 hereof) under Section 354(a) of the Code;

(8) The aggregate tax basis of the Acquiring Fund shares received by the Acquired Fund shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund exchanged therefor under Section 358(a)(1) of the Code;

(9) The holding period of the Acquiring Fund’s shares received by the Acquired Fund’s shareholders in accordance with Section 1 hereof (including fractional shares to which they may be entitled) will include the holding period of the Acquired Fund’s shares surrendered in exchange therefor, provided that the Acquired Fund shares were held as a capital asset on the date of the Reorganization under Section 1223(l) of the Code; and

(10) The Acquiring Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Department of the Treasury (the “Treasury Regulations”)) the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code, and the Treasury Regulations.

(h) That the Trust shall have received an opinion in form and substance reasonably satisfactory to it from SRSY, counsel to the Trust, to the effect that:

(1) The Trust was created as a statutory trust under the laws of the State of Delaware on October 28, 2004 and is validly existing and in good standing under the laws of the State of Delaware;

(2) The Trust is an open-end, investment company of the management type registered as such under the 1940 Act;

(3) The Trust is authorized to issue an unlimited number of shares of beneficial interest, without par value, of the Acquired Fund and Acquiring Fund;

(4) Assuming that the initial shares of beneficial interest of the Acquired Fund were issued in accordance with the 1940 Act, and the Agreement and Declaration of Trust and By-Laws of the Trust, and that all other such outstanding shares of the Acquired Fund were sold, issued and paid for in accordance with the terms of the Acquired Fund prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(5) Assuming that the initial shares of beneficial interest of the Acquiring Fund were issued in accordance with the 1940 Act and the Trust’s Agreement and Declaration of Trust and By-Laws, and that all other such outstanding shares of the Acquiring Fund were sold, issued and paid for in accordance with the terms of the Acquiring Fund’s prospectus in effect at the time of such sales, each such outstanding share is validly issued, fully paid and non-assessable;

(6) Such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against the Trust, the unfavorable outcome of which would materially and adversely affect the Trust, the Acquired Fund or the Acquiring Fund;

(7) The shares of beneficial interest of the Acquiring Fund to be issued pursuant to the terms of Section 1 hereof have been duly authorized and, when issued and delivered as provided in this Plan, will have been validly issued and fully paid and will be non-assessable by the Trust or the Acquiring Fund, and to such counsel’s knowledge, no shareholder has any preemptive right to subscription or purchase in respect thereof other than any rights that may be deemed to have been granted pursuant to this Plan;

(8) To such counsel’s knowledge, no consent, approval, authorization or order of any court, governmental authority or agency is required for the consummation by the Trust of the transactions contemplated by this Plan, except such as have been obtained under the 1933 Act, the 1934 Act, the 1940 Act, and Delaware laws (including, in the case of each of the foregoing, the rules and regulations thereunder and such as may be required under state securities laws); and

(9) Neither the execution nor performance of this Plan by the Trust violates any provision of its Agreement and Declaration of Trust, its By-Laws, or the provisions of any agreement or other instrument, known to such counsel to which the Trust is a party or by which the Trust is otherwise bound.

In giving the opinions set forth above, SRSY may state that it is relying on certificates of the officers of the Trust with regard to matters of fact and certain certifications and written statements of governmental officials with respect to the good standing of the Trust.

(i) That the Trust’s Registration Statement with respect to the shares of beneficial interest of the Acquiring Fund to be delivered to the Acquired Fund’s shareholders in accordance with Section 1 hereof shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing or shall be in effect at the Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

(j) That the shares of beneficial interest of the Acquiring Fund to be delivered in accordance with Section 1 hereof shall be eligible for sale by the Trust with each state commission or agency with which such eligibility is required in order to permit the shares lawfully to be delivered to each Acquired Fund shareholder.

(k) That at the Closing, the Trust, on behalf of the Acquired Fund, transfers to the Acquiring Fund aggregate Net Assets of the Acquired Fund comprising at least 90% in fair market value of the total net assets and 70% in fair market value of the total gross assets recorded on the books of the Acquired Fund at the Close of Business on the Valuation Date.

(l) If requested by the Acquiring Fund, the Acquired Fund shall have delivered to the Acquiring Fund (i) a statement of the Acquired Fund’s Assets, together with a list of portfolio securities of the Acquired Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust, (ii) the Acquired Fund Shareholder Documentation, and (iii) if applicable, the FIN 48 Workpapers.

10.	Fees and Expenses; Other Plans

The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne by Nationwide Fund Advisors.

11.	Termination; Waiver; Order

(a) Anything contained in this Plan to the contrary notwithstanding, the Trust may terminate this Plan and the Reorganization may be abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing.

(b) If the transactions contemplated by this Plan have not been consummated by December 31, 2011, this Plan shall automatically terminate on that date, unless a later date is established by the Trust.

(c) In the event of termination of this Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Trust or its trustees, officers, agents or shareholders in respect of this Plan.

(d) At any time prior to the Closing, any of the terms or conditions of this Plan may be waived by the Trust.

(e) The respective necessary findings of fact and obligations contained in Sections 4-8 hereof shall expire with, and be terminated by, the consummation of the Plan, and neither the Trust, nor any of its officers, trustees, agents or shareholders shall have any liability with respect to such necessary findings of fact or obligations after the Closing. This provision shall not protect any officer, trustee, agent or shareholder of the Trust against any liability for which such officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties in the conduct of such office.

(f) If any order or orders of the Commission with respect to this Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of the Trust to be acceptable, such terms and conditions shall be binding as if a part of this Plan without further vote or approval of the shareholders of the Acquired Fund, unless such further vote is required by applicable law.

12.	Liability of the Trust

The Trust acknowledges that: (i) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Acquired Fund and the Acquiring Fund; (ii) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund; (iii) any liability of the Trust under this Plan with respect to the Acquired Fund, or in connection with the transactions contemplated herein with respect to the Acquired Fund, shall be discharged only out of the assets of the Acquired Fund; and (iv) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, the Acquired Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust.

13.	Indemnification

(a) The Acquired Fund shall indemnify and hold harmless, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements), the Trust and the trustees and officers of the Trust (for purposes of this Section 13(a), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Trust or the Acquired Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy

Statement or any amendment or supplement to any of the foregoing, or arising out of or based upon the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquired Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquired Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquired Fund. The Indemnified Parties will notify the Trust and the Acquired Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(a). The Acquired Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(a), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and if the Acquired Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their expense. The Acquired Fund’s obligation under this Section 13(a) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquired Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(a) without the necessity of the Indemnified Parties’ first paying the same.

(b) The Acquiring Fund shall indemnify and hold harmless, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements), the Trust and the trustees and officers of the Trust (for purposes of this Section 13(b), the “Indemnified Parties”) against any and all expenses, losses, claims, damages and liabilities at any time imposed upon or reasonably incurred by any one or more of the Indemnified Parties in connection with, arising out of, or resulting from any claim, action, suit or proceeding in which any one or more of the Indemnified Parties may be involved or with which any one or more of the Indemnified Parties may be threatened by reason of any untrue statement or alleged untrue statement of a material fact relating to the Acquiring Fund contained in this Agreement, the Registration Statement, the Prospectus or the Acquired Fund Proxy Statement or any amendment or supplement to any of the foregoing, or arising out of, or based upon, the omission or alleged omission to state in any of the foregoing a material fact relating to the Trust or the Acquiring Fund required to be stated therein or necessary to make the statements relating to the Trust or the Acquiring Fund therein not misleading, including, without limitation, any amounts paid by any one or more of the Indemnified Parties in a reasonable compromise or settlement of any such claim, action, suit or proceeding, or threatened claim, action, suit or proceeding made with the consent of the Trust or the Acquiring Fund. The

Indemnified Parties will notify the Trust and the Acquiring Fund in writing within ten days after the receipt by any one or more of the Indemnified Parties of any notice of legal process or any suit brought against or claim made against such Indemnified Party as to any matters covered by this Section 13(b). The Acquiring Fund shall be entitled to participate at its own expense in the defense of any claim, action, suit or proceeding covered by this Section 13(b), or, if it so elects, to assume at its expense by counsel satisfactory to the Indemnified Parties the defense of any such claim, action, suit or proceeding, and, if the Acquiring Fund elects to assume such defense, the Indemnified Parties shall be entitled to participate in the defense of any such claim, action, suit or proceeding at their own expense. The Acquiring Fund’s obligation under this Section 13(b) to indemnify and hold harmless the Indemnified Parties shall constitute a guarantee of payment so that the Acquiring Fund will pay in the first instance any expenses, losses, claims, damages and liabilities required to be paid by it under this Section 13(b) without the necessity of the Indemnified Parties’ first paying the same.

14.	Final Tax Returns and Forms 1099 of the Acquired Fund

(a) After the Closing, the Trust shall or shall cause its agents to prepare any federal, state or local Tax returns, including any Forms 1099, required to be filed by the Trust with respect to the Acquired Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

(b) Any expenses incurred by the Trust or the Acquired Fund (other than for payment of Taxes) in connection with the preparation and filing of said Tax returns and Forms 1099 after the Closing, shall be borne by the Acquired Fund to the extent such expenses have been or should have been accrued by the Acquired Fund in the ordinary course without regard to the Reorganization contemplated by this Plan; any excess expenses shall be borne by Nationwide Fund Advisors at the time such Tax returns and Forms 1099 are prepared.

15.	Amendments

This Plan may only be amended in writing at the direction of the Board of Trustees of the Trust.

16.	Governing Law

This Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

The Trust has adopted this Plan of Reorganization and it shall be deemed effective, all as of the day and year first-above written.

Nationwide Variable Insurance Trust, on behalf of NVIT International Equity Fund and NVIT Worldwide Leaders Fund

By
Michael S. Spangler, President and Chief Executive Officer

Acknowledged by Nationwide Fund Advisors

By
Michael S. Spangler, President

PROXY TABULATOR	TO VOTE BY TELEPHONE	TO VOTE BY INTERNET	TO VOTE BY MAIL
P.O. BOX 9112 FARMINGDALE, NY 11735	• Read the Proxy Statement/ Prospectus and have the Voting Instruction card at hand. • Call toll-free 1-888-221-0697. • Follow the recorded instructions.	• Read the Proxy Statement/ Prospectus and have the Voting Instruction card at hand. • Go to www.proxyweb.com. • Follow the on-line instructions.	• Read the Proxy Statement /Prospectus. • Check the appropriate boxes on reverse side. • Sign, date and return the Voting Instruction Card in the enclosed envelope provided.

Your prompt response will save your Fund the expense of additional mailings.

999 999 999 999 99

NATIONWIDE VARIABLE INSURANCE TRUST

FUND/INSURANCE COMPANY NAME PRINTS HERE	VOTING INSTRUCTION CARD FOR THE
FUND/INSURANCE COMPANY NAME PRINTS HERE	SPECIAL MEETING OF
SHAREHOLDERS TO BE HELD
JUNE 20, 2011

The undersigned hereby appoints Nationwide Life Insurance Company, Nationwide Life and Annuity Insurance Company, Nationwide Life Insurance Company of America and Nationwide Life and Annuity Company of America (the “Company”) and hereby authorizes them to represent and to vote, as designated on reverse, at the Special Meeting of Shareholders on June 20, 2011 and at any adjournments thereof, all shares of the Fund attributable to his or her contract or interest therein as directed on the reverse side of this Form. IF THIS VOTING INSTRUCTION CARD IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED “FOR” THE PROPOSAL.

If you fail to return this Voting Instruction Card, depending on your Separate Account, the Company will either vote all shares attributable to your account value in proportion to all voting instructions for the Fund actually received from contract owners in the Separate Account, or the Company will not vote all shares attributable to your Separate Account.

ê VOTING INSTRUCTION CARD MUST
BE SIGNED AND DATED BELOW.
Dated , 2011

Signature(s) (if held jointly) (Sign in the box)
Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. If you sign the proxy card and do not indicate how you intend to vote, it will be understood that you are voting “For” the reorganization.
ê	[Insert code]

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

NATIONWIDE VARIABLE INSURANCE TRUST

FUND/INSURANCE COMPANY NAME PRINTS HERE	SPECIAL MEETING OF SHAREHOLDERS
FUND/INSURANCE COMPANY NAME PRINTS HERE	PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Eric E. Miller, Allan J. Oster, and James A. Bernstein, or any one of them, attorneys, with full power of substitution, to vote all shares of the Fund(s) of Nationwide Variable Insurance Trust (the “Trust”), as indicated above, which the undersigned is entitled to vote at a Special Meeting of the Shareholders of the Trust to be held at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406, on June 20, 2011, at 9:00 a.m., Eastern time, and at any adjournments thereof. All powers may be exercised by two or more of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This proxy shall be voted on the proposal(s) described in the Proxy Statement/Prospectus as specified on the reverse side.

Receipt of the Notice of Special Meeting of Shareholders and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

ê PLEASE SIGN, DATE, AND RETURN PROMPTLY
IN THE ENCLOSED ENVELOPE.

Dated , 2011

Signature(s) (if held jointly) (Sign in the box)
Note: Please sign exactly as your name(s) appear on this card. Joint owners should each sign individually. Corporate proxies should be signed in full corporate name by an authorized officer. Fiduciaries should give full titles. If you sign the proxy card and do not indicate how you intend to vote, it will be understood that you are voting “For” the reorganization.
ê	[Insert code]

Please fill in box(es) as shown using black or blue ink or number 2 pencil.     X

PLEASE DO NOT USE FINE POINT PENS.

ê
ê

Please refer to the Proxy Statement discussion of each of the proposal.

IF NO SPECIFICATION IS MADE AND THIS PROXY IS SIGNED AND RETURNED, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN

1.      To approve a Plan of Reorganization by the Trust, on behalf of the NVIT Worldwide Leaders Fund and the NVIT International Equity Fund, which provides for: (i) the acquisition by the NVIT International Equity Fund of substantially all of the property, assets and goodwill of the NVIT Worldwide Leaders Fund, in exchange solely for shares of the NVIT International Equity Fund; (ii) the pro rata distribution of shares of the NVIT International Equity Fund to the shareholders of the NVIT Worldwide Leaders Fund; and (iii) the dissolution of the NVIT Worldwide Leaders Fund.

2. To vote on any other business as may properly come before the Special Meeting or any adjournment thereof.

ê

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

ê

STATEMENT OF ADDITIONAL INFORMATION

FOR

NVIT INTERNATIONAL EQUITY FUND

DATED May 5, 2011

Acquisition of the Assets of:

NVIT WORLDWIDE LEADERS FUND

(a series of Nationwide Variable Insurance Trust)

By and in exchange for shares of:

NVIT INTERNATIONAL EQUITY FUND

(a series of Nationwide Variable Insurance Trust)

This Statement of Additional Information (“SAI”) relates specifically to the proposed acquisition of all of the assets of the NVIT Worldwide Leaders Fund (the “Worldwide Leaders Fund”) in exchange for shares of the NVIT International Equity Fund (the “International Equity Fund”) (the “Transaction”).

This SAI is not a prospectus; you should read this SAI in conjunction with the Proxy Statement/Prospectus dated May 5, 2011, relating to the above-referenced Transaction. You can request a copy of the Proxy Statement/Prospectus by calling (800) 848-0920, or by writing to Nationwide Variable Insurance Trust (the “Trust”) at 1000 Continental Drive, Suite 400, King of Prussia, Pennsylvania 19406.

This SAI consists of this Cover Page and the following documents, each of which is attached and is legally considered to be a part of this SAI.

1. Statement of Additional Information of the International Equity Fund, dated May 1, 2011, as previously filed via EDGAR is incorporated herein by reference to the Trust’s filing under Rule 485(b) filed April 15, 2011, and will be mailed to any shareholder who requests this SAI with regard to the Transaction.

2. Annual Report of the International Equity Fund and Worldwide Leaders Fund for the fiscal year ended December 31, 2010, as previously filed via EDGAR is incorporated by reference to the Trust’s N-CSR filed March 1, 2011, and will be mailed to any shareholder who requests this SAI with regard to the Transaction.

3. Pro forma Financial Statements for the reorganization of the Worldwide Leaders Fund into the International Equity Fund.

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Capitalization

The following table sets forth the audited capitalization of NVIT International Equity Fund and NVIT Worldwide Leaders Fund as of December 31, 2010 as adjusted giving effect to the Reorganization discussed herein (1).

	Acquired	Acquiring
	NVIT Worldwide Leaders Fund	NVIT International Equity Fund	Pro Forma Adjustments	Pro Forma Combined
Net Assets
Class I Shares	$12,011,529	$9,374,971	—	$21,386,500
Class III Shares	$7,456,416	$66,763,599	—	$74,220,015
Class VI Shares	$2,230,803	$23,729,621	—	$25,960,424
Total Net Assets	$21,698,748	$99,868,191	—	$121,566,939

Shares outstanding
Class I Shares	1,066,419	1,044,657	272,031	2,383,107
Class III Shares	662,153	7,429,328	167,583	8,259,064
Class VI Shares	197,928	2,650,825	51,274	2,900,027

Net Asset Value per share
Class I Shares	$11.26	$8.97		$8.97
Class III Shares	$11.26	$8.99		$8.99
Class VI Shares	$11.27	$8.95		$8.95

1)	Assumes the Reorganization had been consummated on December 31, 2010 and is for information purposes only. No assurance can be given as to how many shares NVIT International Equity Fund will be received by the shareholders of the NVIT Worldwide Leaders Fund on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of the NVIT International Equity Fund will be received by the shareholders of the NVIT Worldwide Leaders Fund that actually will be received on or after such date.

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Combined Statement of Assets and Liabilities

As of December 31, 2010 (Unaudited)

	Acquired	Acquiring				NVIT International
	NVIT Worldwide Leaders Fund	NVIT International Equity Fund		Pro Forma Adjustments		Equity Fund Pro Forma Combined
ASSETS:
Investments, at value (cost $18,244,011, $80,749,961 and $98,993,972, respectively)	$21,367,319	$97,654,749		$—		$119,022,068
Cash	15	—		—		15
Foreign currencies, at value (cost $83,209, $401,604 and $484,813, respectively)	83,209	424,505		—		507,714
Dividends receivable	28,531	68,958		—		97,489
Receivable for investments sold	313,331	3,713,855		—		4,027,186
Receivable for capital shares issued	15,234	14,449		—		29,683
Reclaims receivable	13,014	161,556		—		174,570
Prepaid expenses	57	276		—		333

Total Assets	21,820,710	102,038,348		—		123,859,058

LIABILITIES:
Payable for investment purchased	84,133	947,274		—		1,031,407
Payable for capital shares redeemed	678	31,933		—		32,611
Cash overdraft (Note 2)	—	897,933		—		897,933
Payable for capital gain country tax	—	14,017		—		14,017
Accrued expense and other payables:
Investment advisory fees	6,035	68,424		—		74,459
Fund administration fees	7,394	8,913		—		16,307
Distribution fees	452	5,262		—		5,714
Administrative servicing fees	3,362	13,127		—		16,489
Accounting and transfer agent fees	1,340	2,707		—		4,047
Trustee fees	119	847		—		966
Deferred capital gain country tax	—	153,230		—		153,230
Custodian fees	40	205		—		245
Compliance program costs (Note 3)	45	238		—		283
Professional fees	8,037	9,990		—		18,027
Printing fees	9,855	12,876		—		22,731
Other	472	3,181				3,653

Total Liabilities	121,962	2,170,157		—		2,292,119

Net Assets	$21,698,748	$99,868,191		$—		$121,566,939

Represented by:
Capital	$30,014,774	$98,209,285		$—		$128,224,059
Accumulated undistributed (distributions in excess of) net investment income	(4,268)	190,664		—		186,396
Accumulated net realized losses from investment, forward and foreign currency transactions	(11,436,826)	(15,326,369)		—		(26,763,195)
Net unrealized appreciation/(depreciation) from investments	3,123,308	16,751,558	†			19,874,866	†
Net unrealized appreciation/(depreciation) from translation of assets and liabilities denominated in foreign currencies	1,760	— 43,053		—		44,813

Net Assets	$21,698,748	$99,868,191		$—		$121,566,939

Investments, at cost	$18,244,011	$80,749,961		$—		$98,993,972
Foreign currencies, at cost	$83,209	$401,604		$—		$484,813

Net Assets:
Class I Shares	$12,011,529	$9,374,971		$—		$21,386,500	(a)
Class III Shares	7,456,416	66,763,599		—		74,220,015	(a)
Class VI Shares	2,230,803	23,729,621		—		25,960,424	(a)

Total Net Assets	$21,698,748	$99,868,191		$—		$121,566,939

Shares Outstanding (unlimited number of shares authorized):
Class I Shares	1,066,419	1,044,657		272,031	(b)	2,383,107
Class III Shares	662,153	7,429,328		167,583	(b)	8,259,064
Class VI Shares	197,928	2,650,825		51,274	(b)	2,900,027

Net asset value and offering price per share (Net assets by class divided by shares outstanding by class, respectively)
Class I Shares	$11.26	$8.97		—		$8.97
Class III Shares	$11.26	$8.99		—		$8.99
Class VI Shares	$11.27	$8.95		—		$8.95

†	Net of $153,230 of deferred capital gain country tax.

Adjustments:

(a)	Reflects total combined net assets due to the merger.
(b)	Reflects the adjustment to the number of shares outstanding due to the merger.

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Combined Statement of Operations

For the Twelve Month Period Ended December 31, 2010 (Unaudited)

	NVIT Worldwide Leaders Fund	NVIT International Equity Fund		Pro Forma Adjustments		NVIT International Equity Fund Pro Forma Combined
INVESTMENT INCOME:
Dividend income	$392,216	$2,483,026		—		$2,875,242
Interest income	15	—		—		15
Income from securities lending (Note 2)	—	477		—		477
Other Income	—	17		—		17
Foreign taxes withholding	(14,903)	(192,481)		—		(207,384)

Total Income	377,328	2,291,039		—		2,668,367

EXPENSES:
Investment advisory fees	166,541	749,663		(37)	(a)	916,167
Fund administration fees	60,883	80,748		(28,631)	(b)	113,000
Distribution fees Class VI Shares	3,051	50,171		—		53,222
Administrative services fees Class I Shares	17,709	13,326		—		31,035
Administrative services fees Class III Shares	11,686	97,133		—		108,819
Administrative services fees Class VI Shares	—	30,103		—		30,103
Professional fees	23,572	16,702		(12,428)	(b)	27,846
Printing fees	19,072	33,005		(19,072)	(b)	33,005
Trustee fees	662	3,092		—		3,754
Custodian fees	888	3,919		(4)	(b)	4,803
Accounting and transfer agent fees	—	2,592		—		2,592
Compliance program costs (Note 3)	52	167		—		219
Other	3,612	6,633		(4,184)	(b)	6,061

Total expenses before earnings credit and expenses reimbursed	307,728	1,087,254		(64,356)		1,330,626

Earnings credit (Note 6)	(1)	(2)		—		(3)
Expenses reimbursed by adviser (Note 3)	(56,727)	—		56,727		—

Net Expenses	251,000	1,087,252		(7,629)		1,330,623

NET INVESTMENT INCOME	126,328	1,203,787		7,629		1,337,744

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gains (losses) on transactions from:
Investments transactions	1,684,264	4,321,359	†	—		6,005,623	†
Forward and foreign currency transactions (Note 2)	(4,474)	(72,010)		—		(76,484)

Net realized gains from investment, forward and foreign currency transactions	1,679,790	4,249,349		—		5,929,139

Net change in unrealized appreciation/(depreciation) from:
Investments	342,040	6,211,934	††	—		6,553,974	††
Translation of assets and liabilities denominated in foreign currencies	1,607	45,321		—		46,928

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	343,647	6,257,255		—		6,600,902

Net realized/unrealized gains from investments, forward and foreign currency transactions and translation of assets and liabilities denominated in foreign currencies	2,023,437	10,506,604		—		12,530,041

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$2,149,765	$11,710,391		$7,629		$13,867,785

Adjustments:

(a)	Adjustment is to reflect the reduction in investment advisory fees as a result of the different fee structure.
(b)	Decrease due to the elimination of duplicate expenses achieved by merging the portfolios.
†	Net of capital gain country taxes of $14,536.
††	Net of increase in deferred capital gain country tax accrual on unrealized appreciation of $153,178.

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Combined Statement of Investments

As of December 31, 2010 (Unaudited)

	NVIT Worldwide Leaders Fund Shares	NVIT International Equity Fund Shares	NVIT International Equity Fund Pro Forma Combined Shares	NVIT Worldwide Leaders Fund Market Value	NVIT International Equity Fund Market Value	NVIT International Equity Fund Pro Forma Combined Market Value
Common Stocks 97.8%
Australia 3.5%
Commercial Banks 0.8%
Australia & New Zealand Banking Group Ltd.	—	39,295	39,295	$—	$938,566	$938,566

Information Technology Services 0.9%
Computershare Ltd.	—	100,844	100,844	—	1,111,505	1,111,505

Metals & Mining 1.8%	—
BHP Billiton Ltd.	—	24,620	24,620	—	1,144,858	1,144,858
MacArthur Coal Ltd.	—	78,270	78,270	—	1,027,707	1,027,707

						2,172,565

						4,222,636

Bermuda 1.4%
Energy Equipment & Services 1.4%
Seadrill Ltd.	—	50,402	50,402	—	1,719,374	1,719,374

Brazil 5.2%
Commercial Banks 2.4%
Banco Bradesco SA ADR	—	66,250	66,250	—	1,344,213	1,344,213
Itau Unibanco Holding SA ADR	—	65,137	65,137	—	1,563,939	1,563,939

						2,908,152

Metals & Mining 1.6%
Vale SA ADR	—	62,667	62,667	—	1,893,797	1,893,797

Oil, Gas & Consumable Fuels 1.2%
Petroleo Brasileiro SA - Preference Shares ADR	15,290	27,436	42,726	522,459	937,488	1,459,947

						6,261,896

Canada 7.2%
Auto Components 1.1%
Magna International, Inc.	—	26,244	26,244	—	1,370,136	1,370,136

Chemicals 1.2%
Agrium, Inc.	—	16,495	16,495	—	1,517,945	1,517,945

Commercial Banks 2.0%
National Bank of Canada	—	20,746	20,746	—	1,429,665	1,429,665
Toronto-Dominion Bank (The)	—	12,605	12,605	—	941,286	941,286

						2,370,951

Metals & Mining 2.9%
Barrick Gold Corp.	—	16,720	16,720	—	889,170	889,170
Teck Resources Ltd., Class B †	9,470	33,278	42,748	585,530	2,068,035	2,653,565

						3,542,735

						8,801,767

China 1.8%
Commercial Banks 1.5%
China Construction Bank Corp., H Shares †	144,790	862,570	1,007,360	129,710	772,731	902,441
Industrial & Commercial Bank of China, H Shares	—	1,232,260	1,232,260	—	917,357	917,357

						1,819,798

Consulting Services 0.1%
iSoftstone Holdings Ltd. ADR *	—	8,543	8,543	—	155,226	155,226

Health Care Providers & Services 0.2%
Sinopharm Group Co., Ltd., H Shares †	58,000	—	58,000	202,095	—	202,095

						2,177,119

Denmark 0.3%
Textiles, Apparel & Luxury Goods 0.3%
Pandora A/S *	—	5,349	5,349	—	322,203	322,203

France 3.7%
Auto Components 0.4%
Compagnie Generale des Etablissements Michelin, Class B	7,280	—	7,280	522,597	—	522,597

Automobiles 0.8%
Renault SA *	—	17,032	17,032	—	991,465	991,465

Commercial Banks 0.1%
Societe Generale †	2,200	—	2,200	118,374	—	118,374

Hotels, Restaurants & Leisure 1.1%
Accor SA †	6,900	22,450	29,350	307,514	1,000,534	1,308,048

Pharmaceuticals 1.3%
Sanofi-Aventis SA	—	23,800	23,800	—	1,525,827	1,525,827

						4,466,311

Germany 6.5%
Automobiles 0.5%
Daimler AG REG *	9,540	—	9,540	645,519	—	645,519

Chemicals 1.6%
Lanxess AG	—	25,285	25,285	—	1,988,083	1,988,083

Industrial Conglomerates 1.3%
Siemens AG REG	5,760	7,084	12,844	713,513	877,522	1,591,035

Insurance 1.1%
Allianz SE REG	—	11,487	11,487	—	1,364,827	1,364,827

Pharmaceuticals 0.6%
Bayer AG	9,410	—	9,410	697,534	—	697,534

Semiconductors & Semiconductor Equipment 1.4%

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Combined Statement of Investments

As of December 31, 2010 (Unaudited)

	NVIT Worldwide Leaders Fund Shares	NVIT International Equity Fund Shares	NVIT International Equity Fund Pro Forma Combined Shares	NVIT Worldwide Leaders Fund Market Value	NVIT International Equity Fund Market Value	NVIT International Equity Fund Pro Forma Combined Market Value
Infineon Technologies AG *	—	184,926	184,926	—	1,723,738	1,723,738

						8,010,736

Hong Kong 5.3%
Industrial Conglomerates 2.3%
Hutchison Whampoa Ltd.	74,000	—	74,000	761,260	—	761,260
Jardine Matheson Holdings Ltd.	—	46,500	46,500	—	2,045,142	2,045,142

						2,806,402

Insurance 0.7%
AIA Group Ltd. * †	142,200	174,400	316,600	399,736	490,253	889,989

Real Estate Management & Development 2.0%
Sun Hung Kai Properties Ltd.	30,000	—	30,000	497,748	—	497,748
Wharf Holdings Ltd.	—	245,000	245,000	—	1,883,669	1,883,669

						2,381,417

Wireless Telecommunication Services 0.3%
China Mobile Ltd.	—	41,000	41,000	—	406,509	406,509

						6,484,317

Indonesia 2.9%
Commercial Banks 1.5%
Bank Mandiri Tbk PT	—	2,576,000	2,576,000	—	1,852,362	1,852,362

Food Products 0.6%
Indofoods Sukses Makmur Tbk PT	—	1,407,000	1,407,000	—	759,708	759,708

Oil, Gas & Consumable Fuels 0.8%
Borneo Lumbung Energi & Metal Tbk PT	—	6,536,000	6,536,000	—	972,058	972,058

						3,584,128

Israel 1.3%
Pharmaceuticals 1.3%
Teva Pharmaceutical Industries Ltd. ADR	—	29,804	29,804	—	1,553,683	1,553,683

Japan 13.0%
Automobiles 1.8%
Honda Motor Co., Ltd.	—	40,100	40,100	—	1,582,698	1,582,698
Toyota Motor Corp.	16,500	—	16,500	649,579	—	649,579

						2,232,277

Commercial Banks 0.8%
Mizuho Financial Group, Inc.	—	542,700	542,700	—	1,018,037	1,018,037

Electronic Equipment, Instruments & Components 2.0%
Ibiden Co., Ltd.	—	22,600	22,600	—	708,925	708,925
Nippon Electric Glass Co., Ltd.	—	121,000	121,000	—	1,736,823	1,736,823

						2,445,748

Household Durables 1.7%
Panasonic Corp.	—	59,600	59,600	—	841,480	841,480
Sony Corp. ADR	—	34,460	34,460	—	1,230,567	1,230,567

						2,072,047

Machinery 1.7%
Komatsu Ltd.	—	66,700	66,700	—	2,007,461	2,007,461

Office Electronics 1.0%
Canon, Inc.	—	22,200	22,200	—	1,140,309	1,140,309

Real Estate Management & Development 0.3%
Mitsui Fudosan Co., Ltd. †	18,000	—	18,000	357,725	—	357,725

Trading Companies & Distributors 2.3%
Mitsubishi Corp.	25,800	76,600	102,400	695,355	2,064,503	2,759,858

Wireless Telecommunication Services 1.4%
Softbank Corp.	—	50,500	50,500	—	1,741,263	1,741,263

						15,774,725

Mexico 1.5%
Pharmaceuticals 0.7%
Genomma Lab Internacional SAB deCV, Class B *	—	338,000	338,000	—	820,505	820,505

Wireless Telecommunication Services 0.8%
America Movil SAB de CV, Series L, ADR	—	17,400	17,400	—	997,716	997,716

						1,818,221

Netherlands 4.5%
Food Products 1.4%
Unilever NV CVA	—	54,488	54,488	—	1,699,883	1,699,883

Industrial Conglomerates 1.2%
Koninklijke Philips Electronics NV	—	47,276	47,276	—	1,449,347	1,449,347

Oil, Gas & Consumable Fuels 1.1%
Royal Dutch Shell PLC, Class B	—	40,590	40,590	—	1,344,128	1,344,128

Semiconductors & Semiconductor Equipment 0.8%
ASML Holding NV	—	26,219	26,219	—	1,005,549	1,005,549

						5,498,907

Norway 1.7%
Commercial Banks 1.7%
DnB NOR ASA	—	143,259	143,259	—	2,015,375	2,015,375

Russia 0.7%
Pharmaceuticals 0.7%
Pharmstandard-REG S GDR *	—	28,300	28,300	—	807,182	807,182

South Korea 2.7%
Semiconductors & Semiconductor Equipment 2.7%
Samsung Electronics Co., Ltd. †	668	—	668	557,871	—	557,871

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Combined Statement of Investments

As of December 31, 2010 (Unaudited)

	NVIT Worldwide Leaders Fund Shares	NVIT International Equity Fund Shares	NVIT International Equity Fund Pro Forma Combined Shares	NVIT Worldwide Leaders Fund Market Value	NVIT International Equity Fund Market Value	NVIT International Equity Fund Pro Forma Combined Market Value
Samsung Electronics Co., Ltd. REG S GDR	—	6,309	6,309	—	2,665,240	2,665,240

						3,223,111

Spain 0.6%
Commercial Banks 0.6%
Banco Santander SA	—	65,736	65,736	—	700,467	700,467

Sweden 0.4%
Communications Equipment 0.4%
Telefonaktiebolaget LM Ericsson, Class B †	46,400	—	46,400	537,721	—	537,721

Switzwerland 9.8%
Capital Markets 1.3%
Credit Suisse Group AG	—	40,596	40,596	—	1,635,001	1,635,001

Electrical Equipment 1.6%
ABB Ltd. *	—	85,375	85,375	—	1,906,245	1,906,245

Food Products 1.7%
Nestle SA	—	34,460	34,460	—	2,018,793	2,018,793

Insurance 1.6%
Zurich Fiancial Services AG	—	7,722	7,722	—	1,999,741	1,999,741

Metals & Mining 1.3%
Xstrata PLC	—	66,798	66,798	—	1,582,866	1,582,866

Pharmaceuticals 2.3%
Novartis AG	—	46,717	46,717	—	2,750,025	2,750,025

						11,892,671

Taiwan 1.2%
Electronic Equipment, Instruments & Components 1.2%
Hon Hai Precision Industry Co., Ltd.	—	371,360	371,360	—	1,495,942	1,495,942

Thailand 1.7%
Oil, Gas & Consumable Fuels 1.7%
Banpu PCL NVDR	—	80,632	80,632	—	2,116,608	2,116,608

United Kingdom 13.2%
Aerospace & Defense 0.8%
Rolls-Royce Group PLC	—	101,523	101,523	—	989,168	989,168
Rolls-Royce Group PLC, Class C * † (a)	2,009,600	16,819,200	18,828,800	3,133	26,223	29,356

						1,018,524

Commercial Banks 1.2%
Standard Chartered PLC	—	54,535	54,535	—	1,472,214	1,472,214

Food Products 0.7%
Unilever PLC	28,400	—	28,400	872,344	—	872,344

Insurance 1.2%
Prudential PLC	—	136,074	136,074	—	1,421,600	1,421,600

Metals & Mining 2.9%
BHP Billiton PLC	—	25,170	25,170	—	1,012,638	1,012,638
Rio Tinto PLC	7,650	27,625	35,275	545,306	1,969,161	2,514,467

						3,527,105

Multi-Utilities 2.8%
Centrica PLC	140,100	512,033	652,133	725,904	2,653,012	3,378,916

Oil, Gas & Consumable Fuels 1.1%
BP PLC	—	186,894	186,894	—	1,377,592	1,377,592

Tobacco 1.8%
Imperial Tobacco Group PLC	—	69,938	69,938	—	2,149,881	2,149,881

Wireless Telecommunication Services 0.7%
Vodafone Group PLC	323,500	—	323,500	849,238	—	849,238

						16,067,414

United States 7.7%
Beverages 0.5%
PepsiCo, Inc.	9,810	—	9,810	640,887	—	640,887

Capital Markets 0.4%
Goldman Sachs Group, Inc. (The)	2,860	—	2,860	480,938	—	480,938

Chemicals 0.5%
Praxair, Inc.	6,010	—	6,010	573,775	—	573,775

Commercial Banks 0.4%
PNC Financial Services Group, Inc.	7,560	—	7,560	459,043	—	459,043

Computers & Peripherals 0.8%
Apple, Inc. *	3,020	—	3,020	974,131	—	974,131

Diversified Financial Services 1.1%
Citigroup, Inc. *	90,150	—	90,150	426,410	—	426,410
JPMorgan Chase & Co.	21,526	—	21,526	913,133	—	913,133

						1,339,543

Insurance 0.3%
Principal Financial Group, Inc. †	9,540	—	9,540	310,622	—	310,622

Internet Software & Services 0.5%
Google, Inc., Class A *	1,100	—	1,100	653,367	—	653,367

NVIT Worldwide Leaders Fund/NVIT International Equity Fund

Pro Forma Combined Statement of Investments

As of December 31, 2010 (Unaudited)

	NVIT Worldwide Leaders Fund Shares	NVIT International Equity Fund Shares	NVIT International Equity Fund Pro Forma Combined Shares	NVIT Worldwide Leaders Fund Market Value	NVIT International Equity Fund Market Value	NVIT International Equity Fund Pro Forma Combined Market Value
Machinery 0.4%
PACCAR, Inc. †	9,100	—	9,100	522,522	—	522,522

Media 0.6%
CBS Corp. Non-Voting, Class B †	38,200	—	38,200	727,710	—	727,710

Oil, Gas & Consumable Fuels 0.7%
CONSOL Energy, Inc. †	4,600	—	4,600	224,204	—	224,204
Occidental Petroleum Corp.	5,800	—	5,800	568,980	—	568,980

						793,184

Software 0.6%
Activision Blizzard, Inc. †	36,690	—	36,690	456,424	—	456,424
Rovi Corp. *	5,200	—	5,200	322,452	—	322,452

						778,876

Specialty Retail 0.4%
TJX Cos., Inc. †	11,560	—	11,560	513,148	—	513,148

Textiles, Apparel & Luxury Goods 0.5%
Polo Ralph Lauren Corp., Class A †	5,720	—	5,720	634,462	—	634,462

						9,402,208

Total Common Stocks (cost $98,926,626)						118,954,722

Mutual Fund 0.1%
Money Market Fund 0.1%
Invesco Liquid Asset Portfolio - Institutional Class, 0.19% (b)	67,346	—	67,346	67,346	—	67,346

Total Mutual Fund (cost $67,346)						67,346

Total Investments (cost $98,993,972) (c) - 97.9%						119,022,068

Other assets in excess of liabilities - 2.1%						2,544,871

NET ASSETS - 100.0%						121,566,939

*	Denotes a non-income producing security.
†	As of April 28, 2011, such security is not anticipated to transfer to the NVIT International Equity Fund upon consummation of the reorganization transaction.
(a)	Fair Valued Security.
(b)	Represents 7-day effective yield as of December 31, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt

AG	Stock Corporation

ASA	Stock Corporation

CVA	Dutch Certificate

GDR	Global Depositary Receipt

Ltd.	Limited

NV	Public Traded Company

NVDR	Non Voting Depository Receipt

PCL	Public Company Limited

PLC	Public Limited Company

PT	Limited Liability Company

REG	Registered Shares

SA	Stock Company

SAB de CV	Public Traded Company

SE	European Public Limited Liability Company

NVIT Worldwide Leaders Fund and

NVIT International Equity Fund

Notes to Pro Forma Combined Financial Statements

December 31, 2010 (Unaudited)

1. Organization

Nationwide Variable Insurance Trust (“NVIT” or the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company, organized under the laws of the State of Delaware by an amended and restated Agreement and Declaration of Trust, dated October 28, 2004, as amended to date. The Trust has authorized an unlimited number of shares of beneficial interest (“shares”), without par value. The Trust currently offers shares to life insurance company separate accounts to fund the benefits payable under variable life insurance policies and variable annuity contracts. As of December 31, 2010, the Trust operates fifty-five (55) separate series, or mutual funds, each with its own investment objectives and strategies. This report contains the financial statements and financial highlights of the NVIT International Equity Fund (the “Fund” or the “Acquiring Fund”), a series of the Trust. Only separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company hold shares of the Fund.

Effective March 18, 2011, the Gartmore Worldwide Leaders Fund and Gartmore NVIT International Equity Fund were renamed NVIT Worldwide Leaders Fund and NVIT International Equity Fund, respectively.

Basis of Pro Forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of the NVIT Worldwide Leaders Fund, as if such acquisition had taken place as of December 31, 2010. Under the terms of the Plan of Reorganization, the combination of the NVIT Worldwide Leaders Fund and the Fund will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition (the “Transaction”) of the net assets of the NVIT Worldwide Leaders Fund in exchange for shares of the Fund at net asset value. The statement of assets and liabilities and the related statement of operations of NVIT Worldwide Leaders Fund and the Fund have been combined as of and for the twelve-months ended December 31, 2010. The accompanying pro forma financial statements should be read in conjunction with the financial statements of NVIT Worldwide Leaders Fund and the Fund included in their annual reports dated December 31, 2010. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of NVIT Worldwide Leaders Fund by the Fund had taken place as of December 31, 2010. The Fund is the surviving fund for accounting purposes.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires Fund management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. The Fund utilizes various methods to measure the value of its investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be material.

(a) Security Valuation

As described below, securities for which market quotations are readily available are valued at market value, and securities for which market quotations are not readily available are valued at fair value, in accordance with the procedures described below. The Fund determines the fair value of its investments in accordance with a hierarchy that prioritizes the various types of inputs used to measure fair value. The hierarchy gives the highest priority to readily available unadjusted quoted prices in active markets for identical assets (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements) when market prices are not readily available or reliable. The three levels of the hierarchy are summarized below.

•	Level 1— Quoted prices in active markets for identical assets

•	Level 2—Other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

An investment’s categorization within the hierarchy is based on the lowest level of any input that is significant to the fair valuation in its entirety. The inputs or methodology used to value investments are not intended to indicate the risk associated with investing in those securities and investments.

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time). Equity securities are valued at the last quoted sale price or, if there is no last quoted sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (the “Board of Trustees”). Prices are taken from the primary market or exchange on which each security trades. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Investment company securities are valued at net asset value (“NAV”) as reported by such company. Securities valued in this manner are generally categorized as Level 1 securities within the hierarchy.

Securities for which market quotations are not readily available are fair valued under procedures approved by the Board of Trustees. Market quotations for a security may be deemed “not readily available” in a variety of circumstances, for example, if an independent pricing service does not provide a value or if the value provided by an independent pricing service is determined to be unreliable in the judgment of the Fund’s investment adviser or its designee. The fair value of such securities is determined by taking into account relevant factors and surrounding circumstances. Methods utilized to determine fair value may include, among others, the following: (i) a multiple of earnings; (ii) the discount from market value of a similar, freely traded security; (iii) the yield-to-maturity for debt issues; or (iv) a combination of these and other methods. Fair value determinations may also take into account significant events that occur before Valuation Time but after the close of the principal market on which such securities trade that materially affects the value of domestic or foreign securities. Thus, the fair value of a security may differ from its quoted or published price. Fair valuation of portfolio securities may occur on a daily basis.

Most securities listed on a foreign exchange are valued either at the last sale price at the close of the exchange on which the security is principally traded, generally categorized in Level 1 of the hierarchy, or at fair value (see description below), generally categorized in Level 2 of the hierarchy. Values of foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

Asset Type	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks
Aerospace & Defense	$—	$1,018,524	$—	$1,018,524
Auto Components	1,370,136	522,597	—	1,892,733
Automobiles	—	3,869,261	—	3,869,261
Beverages	640,887	—	—	640,887
Capital Markets	480,938	1,635,001	—	2,115,939
Chemicals	2,091,720	1,988,083	—	4,079,803
Commercial Banks	5,738,146	9,935,193	—	15,673,339

Asset Type	Level 1	Level 2	Level 3	Total
Assets, continued:
Communications Equipment	$—	$537,721	$—	$537,721
Computers & Peripherals	974,131	—	—	974,131
Consulting Services	155,226	—	—	155,226
Diversified Financial Services	1,339,543	—	—	1,339,543
Electrical Equipment	—	1,906,245	—	1,906,245
Electronic Equipment, Instruments & Components	—	3,941,690	—	3,941,690
Energy Equipment & Services	—	1,719,374	—	1,719,374
Food Products	—	5,350,728	—	5,350,728
Health Care Providers & Services	—	202,095	—	202,095
Hotels, Restaurants & Leisure	—	1,308,048	—	1,308,048
Household Durables	1,230,567	841,480	—	2,072,047
Industrial Conglomerates	—	5,846,784	—	5,846,784
Information Technology Services	—	1,111,505	—	1,111,505
Insurance	310,622	5,676,157	—	5,986,779
Internet Software & Services	653,367	—	—	653,367
Machinery	522,522	2,007,461	—	2,529,983
Media	727,710	—	—	727,710
Metals & Mining	5,436,532	7,282,536	—	12,719,068
Multi-Utilities	—	3,378,916	—	3,378,916
Office Electronics	—	1,140,309	—	1,140,309
Oil, Gas & Consumable Fuels	2,253,131	5,810,386	—	8,063,517
Pharmaceuticals	2,374,188	5,780,568	—	8,154,756
Real Estate Management & Development	—	2,739,142	—	2,739,142
Semiconductors & Semiconductor Equipment	—	5,952,398	—	5,952,398
Software	778,876	—	—	778,876
Specialty Retail	513,148	—	—	513,148
Textiles, Apparel & Luxury Goods	634,462	322,203	—	956,665
Tobacco	—	2,149,881	—	2,149,881
Trading Companies & Distributors	—	2,759,858	—	2,759,858
Wireless Telecommunication Services	997,716	2,997,010	—	3,994,726

Total Common Stocks	29,223,568	89,731,151	—	118,954,719

Mutual Fund	67,346			67346

Total	$29,290,914	$89,731,153	$—	$119,022,068

Amounts designated as “—”, which may include fair valued securities, are zero or have been rounded to zero.

For the year ended December 31, 2010, there were no significant transfers between Levels 1 and 2.

(b) Cash Overdraft

As of December 31, 2010, the Fund had an overdrawn balance of $897,933 with the Fund’s custodian bank, JPMorgan Chase Bank, N.A. To offset the overdraft, JPMorgan Chase Bank, N.A. advanced an amount equal to the overdraft. Consistent with the Fund’s borrowing policy, the advance is deemed a temporary loan to the Fund. Such loan is payable upon demand and bears interest from the date of such advance to the date of payment at the rate agreed upon with JPMorgan Chase Bank, N.A. under the custody agreement. This advance is separate from, and was not made pursuant to, the Credit Agreement discussed in Note 6.

(c) Foreign Currency Transactions

The accounting records of the Fund are maintained in U.S. dollars. The Fund engages in foreign currency transactions and translates foreign currency amounts into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, receipts of income, and payments of expenses are translated at the prevailing rate of exchange on the respective date of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates from those resulting from fluctuations in market prices of securities. Both fluctuations are included in the net realized and unrealized gain or loss from investments.

(d) Forward Foreign Currency Contracts

The Fund is subject to foreign currency exchange risk in the normal course of pursuing its objectives. The Fund entered into foreign currency contracts in connection with planned purchases or sales of securities denominated in a foreign currency and/or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward foreign currency contracts are valued at the current cost of covering these contracts, as provided by an independent pricing service approved by the Board of Trustees, and are generally categorized as Level 2 forward foreign currency contracts. A forward foreign currency contract is adjusted daily by the exchange rate of the underlying currency, and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. Forward foreign currency contracts entail the risk of unanticipated movements in the value of the foreign currency relative to the U.S. dollar, and the risk that the counterparties to the contract may be unable to meet their obligations under the contract.

The Fund’s forward foreign currency contracts are disclosed in the Statement of Assets and Liabilities under “Unrealized appreciation/(depreciation) from forward foreign currency contracts,” and in the Statement of Operations under “Net realized gains/losses from forward and foreign currency transactions” and “Net change in unrealized appreciation/(depreciation) from forward foreign currency contracts”.

As of December 31, 2010, the Fund had no forward foreign currency contracts outstanding.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure as of December 31, 2010.

The Effect of Derivative Instruments on the Statement of Operations for the year ended December 31, 2010

Realized Gain/(Loss)	Total
Forward foreign currency contracts	$(10,695)

Total	$(10,695)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity of the Fund for the year ended December 31, 2010.

(e) Security Transactions and Investment Income

Security transactions are accounted for on the date the security is purchased or sold. Security gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

(f) Securities Lending

To generate additional income, the Fund lent its portfolio securities, up to 33 1/3% of the total assets of the Fund, to brokers, dealers and other financial institutions. The Fund’s securities lending standards and guidelines require that the borrower (1) deliver cash or U.S. government securities as collateral with respect to each new loan of U.S. securities, equal to at least 102% of the value of the portfolio securities loaned, and with respect to each new loan on non-U.S. securities, collateral of at least 105% of the value of the portfolio securities loaned; and (2) at all times thereafter to mark-to-market the collateral on a daily basis so that the market value of such collateral does not fall below 100% of the value of securities loaned. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. There may be risks of delay or restrictions in recovery of the securities or disposal of collateral should the borrower of the securities fail financially. Loans are made, however, only to borrowers deemed by the Fund’s investment adviser or its designee to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Fund’s investment adviser or its designee, the consideration which can be earned currently from these securities loans justifies the attendant risks. Loans are subject to termination by the Fund or the borrower at any time, and, therefore, are not considered to be illiquid investments. JPMorgan Chase Bank, N.A. serves as securities lending agent for the securities lending program of the Fund. JPMorgan Chase Bank, N.A. receives a fee based on the value of the collateral received from borrowers. Information on the investment of cash collateral is shown in the Statement of Investments.

As of December 31, 2010, the Fund had no securities on loan.

(g) Distributions to Shareholders

Distributions from net investment income, if any, are declared and paid quarterly. Distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary. Permanent differences are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. The permanent differences as of December 31, 2010 are primarily attributable to foreign currency gains and losses, reclasses for passive foreign investment company gains and losses, adjustments to prior year accumulated balances, and litigation income. These reclassifications have no effect upon the NAV of the Fund. Any distribution in excess of current and accumulated earnings and profits for federal income tax purposes is reported as a return of capital distribution.

(h) Federal Income Taxes

The Fund has elected and intends to qualify each year as a “regulated investment company” by complying with the provisions available to certain investment companies under Subchapter M of the U.S. Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

The Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authorities’ widely understood administrative practices and precedents. The Fund undertakes an affirmative evaluation of tax positions taken or expected to be taken in the course of preparing tax returns to determine whether it is more likely than not (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. If such a tax position taken by the Fund is not sustained upon examination by a taxing authority, the Fund could incur taxes and penalties related to that position, and those amounts could be material. A tax position that meets the more likely than not recognition threshold is measured to determine the amount of benefits to recognize in the financial statements. Differences result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable) and an increase in a deferred tax liability (or a reduction in a deferred tax asset). The Fund files U.S. federal income tax returns and, if applicable, returns in various foreign jurisdictions in which it invests. The Fund’s taxable years 2007 to 2010 remain subject to examination by the Internal Revenue Service.

The Fund engages in ongoing monitoring and analysis; future conclusions reached by management may be different and result in adjustments to the Fund’s NAV and financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Under the terms of the Agreement and Plan of Reorganization, the reorganization of the Fund and NVIT Worldwide Leaders Fund should be treated as a tax-free business combination. The yearly utilization of any capital loss acquired by the Fund is limited by the Internal Revenue Code.

(i) Allocation of Expenses, Income and Gains and Losses

Expenses directly attributable to the Fund are charged to the Fund. Expenses not directly attributable to the Fund are allocated proportionally among various or all series of the Trust. Income, fund level expenses, and realized and unrealized gains or losses are allocated to each class of shares of the Fund based on the value of the shares of that class outstanding relative to the total value of the outstanding shares of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

3. Transactions with Affiliates

Under the terms of the Trust’s Investment Advisory Agreement, Nationwide Fund Advisors (“NFA”), the Fund’s investment adviser, manages the investment of the assets and supervises the daily business affairs of the Fund in accordance with policies and procedures established by the Board of Trustees. NFA is a wholly-owned subsidiary of Nationwide Financial Services, Inc. (“NFS”), a holding company which is a direct wholly-owned subsidiary of Nationwide Corporation. Effective March 18, 2011, NFA has selected Invesco Advisers, Inc. (the “Subadviser”) as subadviser for the Fund. Prior to March 18, 2011, Gartmore Global Partners was the subadvisor for the Fund. NFA provides investment management evaluation services in monitoring, on an ongoing basis, the performance of the Subadviser.

Under the terms of the Investment Advisory Agreement, the Fund pays NFA an investment advisory fee based on the Fund’s average daily net assets. For the year ended December 31, 2010, the Fund paid investment advisory fees to NFA according to the schedule below.

Fee Schedule	Advisory Fee (annual rate)
Up to $500 million	0.80%
$500 million up to $2 billion	0.75%
$2 billion and more	0.70%

From these fees, pursuant to a subadvisory agreement, NFA pays fees to the Subadviser. NFA would have paid the Subadviser $458,084 for the year ended December 31, 2010.

Until April 30, 2010, the Trust and NFA operated subject to a written Expense Limitation Agreement that limited the Fund’s operating expenses (excluding Rule 12b-1 fees, administrative services fees, and certain other expenses) from exceeding 1.05% for all share classes.

NFA may request and receive reimbursement from the Fund for advisory fees waived and other expenses reimbursed by NFA pursuant to the Expense Limitation Agreement at a date not to exceed three years from the fiscal year in which the corresponding waiver or reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is no higher than the amount of the expense limitation that was in place at the time NFA waived the fees or reimbursed the expenses; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis. Reimbursement by the Fund of amounts previously waived or assumed by NFA is not permitted except as provided for in the Expense Limitation Agreement. NFA has committed to limit its actual recoupment to no more than 50% of the total allowable recoupment under the Expense Limitation Agreement for a period of 18 months beginning May 1, 2010.

As of December 31, 2010, there were no cumulative potential reimbursements for the Fund.

During the year ended December 31, 2010, no amounts were reimbursed to NFA pursuant to this Expense Limitation Agreement.

Nationwide Fund Management LLC (“NFM”), a wholly-owned subsidiary of NFS Distributors, Inc. (“NFSDI”) (a wholly-owned subsidiary of NFS), provides various administrative and accounting services for the Fund, and serves as Transfer and Dividend Disbursing Agent for the Fund. NFM has entered into an agreement with a third-party service provider to provide certain sub-administration and sub-transfer agency services to the Fund. NFM pays the service provider a fee for these services.

Beginning May 1, 2010, under the terms of the Fund Administration and Transfer Agency Agreement, the fees for such services are based on the sum of the following: (i) the amount payable by NFM to its sub-administrator and sub-transfer agent; and (ii) a percentage of the combined average daily net assets of the Trust and Nationwide Mutual Funds, a Delaware statutory trust and registered investment company that is affiliated with the Trust, according to the fee schedule below.

Combined Fee Schedule
Up to $25 billion	0.025%
$25 billion and more	0.020%

Prior to May 1, 2010, under the terms of a Fund Administration and Transfer Agency Agreement, the fees for such services were calculated based on the Trust’s average daily net assets according to the fee schedule below. The fees were then allocated proportionately among all series within the Trust in proportion to the average daily net assets of each series.

Combined Fee Schedule*
Up to $1 billion	0.15%
$1 billion to $3 billion	0.10%
$3 billion to $8 billion	0.05%
$8 billion to $10 billion	0.04%
$10 billion to $12 billion	0.02%
$12 billion and more	0.01%

*	The assets of the NVIT Investor Destinations Aggressive, NVIT Investor Destinations Moderately Aggressive, NVIT Investor Destinations Moderate, NVIT Investor Destinations Moderately Conservative, NVIT Investor Destinations Conservative, NVIT Investor Destinations Capital Appreciation, NVIT Investor Destinations Balanced, NVIT Cardinal Aggressive, NVIT Cardinal Moderately Aggressive, NVIT Cardinal Moderate, NVIT Cardinal Capital Appreciation, NVIT Cardinal Conservative, NVIT Cardinal Moderately Conservative and the NVIT Cardinal Balanced Funds were excluded from the Trust asset level amount in order to calculate this asset based fee and did not pay any part of this fee.

In addition, both before and after May 1, 2010, the Trust pays out-of-pocket expenses reasonably incurred by NFM in providing services to the Funds and the Trust, including but not limited to, the cost of pricing services that NFM utilizes.

Under the terms of an Administrative Services Plan, the Fund pays fees to servicing organizations, such as brokerdealers, including NFS, and financial institutions, which agree to provide administrative support services to the shareholders of certain classes. These services may include, but are not limited to, the following: establishing and maintaining shareholder accounts; processing purchase and redemption transactions; arranging bank wires; performing shareholder sub-accounting; answering inquires regarding the Fund; and other such services. These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class I, Class III, and Class VI shares of the Fund.

For the year ended December 31, 2010, NFS received $169,957 in Administrative Services fees from the Fund.

Under the terms of the Fund Administration and Transfer Agency Agreement (through April 30, 2010) and the Joint Fund Administration and Transfer Agency Agreement (effective May 1, 2010) and a letter agreement dated September 12, 2006, between NFM and the Trust, the Trust has agreed to reimburse NFM for certain costs related to the Fund’s portion of ongoing administration, monitoring and annual (compliance audit) testing of the Trust’s Rule 38a-1 Compliance Program subject to the pre-approval of the Trust’s Audit Committee. These costs are allocated among the series of the Trust based upon their relative net assets. For the year ended December 31, 2010, the Fund’s portion of such costs amounted to $219.

Under the terms of a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act, Nationwide Fund Distributors LLC (“NFD”), the Fund’s principal underwriter, is compensated by the Fund for expenses associated with the distribution of certain classes of shares of the Fund. NFD is a wholly-owned subsidiary of NFSDI. These fees are based on average daily net assets of the respective class of the Fund at an annual rate of 0.25% of Class VI shares of the Fund.

4. Reorganization Costs

Costs associated with the reorganization (excluding brokerage costs, if any) will be borne directly by NFA. These costs are estimated at $85,000.

5. Redemption Fees

The Fund reserves the right to assess a redemption fee on certain redemptions out of Class III and Class VI shares that a separate account makes on behalf of a variable insurance or variable annuity contract owner (the “contract owner”). A separate account that redeems Class III and Class VI shares on behalf of a contract owner may be subject to a 1.00% redemption fee if the separate account held the Class III and Class VI shares on behalf of the contract owner for 60 days of less, unless an exception applies as disclosed in the Fund’s Prospectus. The redemption fee is paid directly to the Fund and is intended to offset the cost to the Fund of excess brokerage commissions, market impact, and other costs associated with fluctuations in Fund asset levels and cash flow caused by short-term trading. For purposes of determining whether the redemption fee applies, the Class III and Class VI shares that were held on behalf of the contract owner the longest will be redeemed first.

For the year ended December 31, 2010, the Fund had contributions to capital due to the collection of redemption fees in the amount of $17,224.

For the year ended December 31, 2009, the Fund had contributions to capital due to the collection of redemption fees in the amount of $8,626.

6. Bank Loans and Earnings Credit

The Trust has a credit agreement with JPMorgan Chase Bank, N.A., the Fund’s custodian bank, permitting the Trust to borrow up to $90,000,000. Borrowings under this arrangement bear interest at the greater of (a) the London Interbank Offered Rate or (b) the Federal Funds rate plus 1.25%. Interest costs, if any, would be shown on the Statement of Operations. No compensating balances are required under the terms of the line of credit. The line of credit is renewed annually, with a commitment fee of 0.10% per year on $90,000,000, and expires on July 21, 2011. Three (3) other lenders participate in this arrangement. Advances taken by the Fund under this arrangement would be primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. There were no borrowings under this line of credit during the year ended December 31, 2010.

The Trust’s custodian bank has agreed to provide earnings credits to reduce the bank’s fees when the Fund and other series of the Trust maintain cash on deposit in Demand Deposit Accounts (“DDA”). Bank fees and any offsetting earnings credits are first allocated to the DDAs based on their relative value, and are then allocated within each DDA based on the relative number of open shareholder accounts of each series of the Trust that uses such DDA. If the earnings credits for a particular month exceed gross service charges generated by the DDAs and any overdraft charges, the excess is applied towards custody account charges related to the safeguarding of assets for those series of the Trust that use the DDAs. Any excess earnings credits that remain unused expire at the end of each calendar year. Earnings credits, if any, are shown as a reduction of total expenses on the Statement of Operations.

7. Investment Transactions

For the year ended December 31, 2010, the Fund had purchases of $111,129,469 and sales of $127,054,968 (excluding short-term securities).

8. Portfolio Investment Risks

Risks Associated with Foreign Securities and Currencies.

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include foreign currency fluctuations, future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

Credit and Market Risk.

The Fund invests in emerging market instruments that are subject to certain additional credit and market risks. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Fund.

9. Indemnifications

Under the Trust’s organizational documents, the Trust’s Officers and Trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. In addition, the Trust has entered into Indemnification Agreements with its Trustees and certain of its Officers. Trust Officers receive no compensation from the Trust for serving as its Officers. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Trust’s maximum liability under these arrangements is unknown, as this would involve future claims made against the Trust. Based on experience, however, the Trust expects the risk of loss to be remote.

10. Federal Tax Information

As of December 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$ 99,466,353	$21,536,144	($1,980,429)	$19,555,715